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                        MASTER PURCHASE AND LICENSE AGREEMENT

     This Master Purchase and License Agreement is made as of August 27, 1996, by and between CELLULAR TECHNICAL SERVICES COMPANY, INC., a Delaware corporation ("CTS"), and CELLCO PARTNERSHIP, a Delaware general partnership doing business as Bell Atlantic NYNEX Mobile ("Customer"). In consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, CTS and Customer hereby agree as follows:

         1. DEFINITIONS. Whenever used in this Agreement, the following terms shall have the following meanings:

              1.1 "Acceptance Test Plan" means either of the following plans as the context may require: (i) the Standard Acceptance Test Plan set forth in the attached Schedule E-1; and (ii) the Acceptance Test Plan [*] set forth in the attached Schedule E-2, which applies for certain [*] in the Customer's [*].

              1.2 "Agreement" means this Master Purchase and License Agreement and the attached Schedules, together with all amendments and supplements which may be made thereto from time to time.

              1.3 "Customer Facility" means each MTSO, Cell Site, or other location within a Market at which any Component of a System is installed or to be installed under this Agreement.

              1.4 "Cell Site" means a cellular radio base station location consisting of radio, antenna, and power equipment, which provides cellular telecommunications service to a particular geographic area, and in which certain Components of a System are installed in accordance with this Agreement. The term "Cell Site" shall exclude mini-cells, micro-cells, and radio frequency (RF) extenders.

              1.5 "Component" means an individual item of the Hardware or Licensed Programs.

              1.6 "Confidential Information" shall have the same meaning ascribed to such term in the Nondisclosure Agreement.

              1.7 "Customization" means any modification, enhancement, or improvement to any Licensed Program that is made by CTS at Customer's request in accordance with this Agreement.

              1.8 "Documentation" means CTS's standard user manual(s) for a System and all other written explanatory documentation for a System which CTS furnishes to Customer for purposes of this Agreement (as the same may be reasonably modified or updated from time to time by CTS with notice to Customer). Documentation may include, if applicable, documentation provided to CTS by its suppliers or licensors to the extent CTS is authorized by them to provide such documentation to Customer under this Agreement.


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              1.9  "Fees" means the monies required to be paid by Customer to
CTS under this Agreement, including without limitation charges for Hardware, Licensed Programs, out-of-pocket reimbursable expenses, and any other charges for goods and/or services provided by CTS pursuant to this Agreement.

              1.10 "Hardware" means the following with respect to the System installed or to be installed in a given Market: (i) the computer equipment and peripherals (including any operating system software bundled with such equipment as supplied by the equipment manufacturer) described in the applicable Market Purchase Agreement for such System in such quantities as CTS and Customer agree are necessary to operate the initial configuration of such System; and (ii) any additional computer equipment and peripherals as CTS and Customer may, from time to time, agree in writing to add to such System as Hardware.

              1.11 "Implementation Schedule" means each mutually acceptable schedule showing the time periods during which CTS and Customer will cause appropriate persons to begin and complete delivery, installation, and acceptance testing of particular Components for a System.

              1.12 "Infrastructure and Environmental Requirements" means the requirements described in the attached SCHEDULE D (as the same may be reasonably modified or updated from time to time by CTS with notice to Customer), which requirements are to be satisfied by Customer at each Customer Facility in accordance with this Agreement.

              1.13 "Intellectual Property Rights" means any patent, copyright, trade secret, trademark, or other intellectual property right.

              1.14 "License" means the license granted to Customer under Subsection 2.1, below.

              1.15 "Licensed Programs" means the following with respect to the System installed or to be installed in a given Market: (i) the CTS-owned computer software (including firmware and patches), in object code form only, and the Third-Party Software, in object code form only, described in the applicable Market Purchase Agreement for such System; (ii) all New Releases, Maintenance Releases, and Customizations provided by CTS to Customer for such System; and (iii) any additional software, data tables, and programs as CTS and Customer may, from time to time, agree in writing to add to such System as Licensed Programs.

              1.16 "Licensed Territory" means the following with respect to a given Market: (i) the aggregate cellular service area covered by all Cell Sites within such Market; and (ii) any additional area as CTS and Customer may, from time to time, agree in writing to add to this Agreement as a Licensed Territory.

              1.17 "Maintenance Release" means a correction of errors, bugs, or defects in the Licensed Programs which is made generally commercially available by CTS to its cellular carrier licensees in the United States, and may also include, at CTS's discretion, any minor modification, enhancement, or improvement to the Licensed Programs.

              1.18 "Market" means: (i) for each of the areas within the United States identified as a "Market" in the attached SCHEDULE C, the aggregate of all "metropolitan statistical areas" and "rural service areas" (as such quoted terms are defined by the United States Federal Communications

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Commission) specified in the attached SCHEDULE C for such Market; and (ii)
any additional areas as CTS and Customer may, from time to time, agree in writing to add to this Agreement as a Market.

              1.19 "Market Purchase Agreement" means the agreement between CTS and Customer specifying the pricing, sizing, configuration, and Customer's election of available options for the initial System within each Licensed Market and for each expansion of such System. Such agreement shall be based on the CTS standard form Market Purchase Agreement (as the same may be reasonably modified or updated from time to time by CTS with notice to Customer).

              1.20 "Mobile Telephone Switching Office" or "MTSO" means an automatic system which constitutes the interfaces for user traffic between a cellular network and other public switched networks or other mobile telephone switching offices within the same network or a central control center for mobile telephone switching centers.

              1.21 "New Release" means any computer program or portion thereof which involves any modification, enhancement, or improvement to any Licensed Programs that is: (i) made generally commercially available by CTS to its cellular carrier licensees in the United States; (ii) identified by CTS as either a "major" or "minor" new release; and (iii) not merely a Maintenance Release.

              1.22 "Nondisclosure Agreement" means that certain Nondisclosure Agreement dated as of August 27, 1996, between CTS and Customer with respect to the protection and security of the Confidential Information of CTS and Customer, together with all amendments and supplements which may be made to such Nondisclosure Agreement from time to time. A copy of the Nondisclosure Agreement is attached hereto as SCHEDULE I.

              1.23 "Roaming Service Agreement" means that certain Service Agreement for Real-Time Prevention of Roaming Cloning Fraud between CTS and Customer, together with all amendments and supplements which may be made to such agreement from time to time.

              1.24 "Specifications" means the functional specifications for a System as set forth in the attached SCHEDULE H.

              "Support Services Agreement" means that certain Support Services Agreement dated as of the date of this Agreement between CTS and Customer, together with all amendments and supplements which may be made to such agreement from time to time.

              1.26 "System" shall mean the combination of the Hardware and Licensed Programs installed for use by Customer within a designated Licensed Territory in accordance with the terms of this Agreement. The initial configuration of a System shall consist of the combination of the Hardware and Licensed Programs installed or to be installed pursuant to the initial Implementation Schedule for such System as set forth in the applicable Market Purchase Agreement.

              1.27 "Third Party" means any person or entity other than CTS or Customer.

              1.28 "Third-Party Software" means the following with respect to a given System: (i) the computer programs described in the applicable Market Purchase Agreement which are licensed to CTS by Third Parties and which CTS sublicenses to Customer, in object code form only, as part of the Licensed Programs, but for which CTS has no source code rights; and (ii) any additional


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software, data tables, and programs as CTS and Customer may, from time to time, agree in writing to add to such System as Third-Party Software.

         2.   LICENSE OF SOFTWARE.

              2. GRANT OF LICENSE. Subject to the terms of this Agreement, CTS hereby grants to Customer a non-exclusive, non-transferable license (the "License") to use the Licensed Programs and Documentation for the purpose of operating a System for its intended use, as described in the Specifications, within each Licensed Territory. The term of the License granted above [*] Licensed Programs and Documentation licensed and furnished hereunder for the purpose of operating Systems installed prior to the expiration or termination of this Agreement, subject to continued payment by Customer of all applicable Fees, if any, required by this Agreement and subject to the terms of Subsection 14.3, below.

              2.2  LICENSE LIMITATIONS.

                   2.2.1 The License sets forth the entirety of Customer's rights in connection with the Licensed Programs, Documentation and associated Intellectual Property Rights. Accordingly, Customer shall not: (i) use the Licensed Programs or Documentation for any purpose other than as expressly set forth in Subsection 2.1, above; or (ii) permit any Third Party to use or have access to any Licensed Programs or Documentation without the express prior written approval of CTS (except for those representatives of Customer who have signed confidentiality agreements with CTS or for whom Customer is responsible under the Nondisclosure Agreement).

                   2.2.2 Without limiting the generality of the foregoing, Customer shall not directly or indirectly do any of the following (except as expressly set forth in this Agreement or other written agreement between CTS and Customer): (i) sublicense any rights under the License; (ii) print or copy the Licensed Programs, other than such number of back-up copies as authorized by CTS in the Documentation for use solely by Customer in accordance with this Agreement; (iii) print or copy the Documentation, other than copies for use solely by Customer in accordance with this Agreement and in accordance with the confidentiality provisions of the Nondisclosure Agreement; (iv) modify or prepare derivative works of the Licensed Programs or Documentation; (v) reverse engineer, decompile, disassemble, or otherwise create, or attempt to create, or assist others to create, the source code form of any Licensed Programs or a product functionally equivalent to the System or any Licensed Programs, unless created without the use of any Licensed Programs or other Confidential Information of CTS; (vi) modify, alter, repair, replace, relocate, disconnect, or remove any Component of a System, except for normal installation of such Component in accordance with CTS-approved installation procedures and except as otherwise set forth in Subsection 2.5, below; (vii) tamper with or connect anything to a Component of the System by or through any means or devices whatsoever, except for normal installation of such Component in accordance with CTS-approved installation procedures and except as otherwise set forth in Subsection 2.5, below; or (viii) remove, obscure, or alter any Intellectual Property Right or confidentiality notices or legends appearing in or on any Licensed Programs or Documentation. In addition, with respect to the notices and legends described above, Customer shall: (a) ensure that each copy or reproduction of all or any portion of the Licensed Programs or Documentation includes all such notices and legends; and (b) upon CTS's reasonable prior written notice, provide CTS with reasonable access to Customer's relevant records and facilities to audit and verify Customer's compliance with the terms of this Subsection 2.2.2. CTS shall be entitled to one such audit per calendar year.


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              2.3  NEW RELEASES, MAINTENANCE RELEASES, AND CUSTOMIZATIONS.

                   2.3.1 NEW RELEASES. After the initial installation of a System within a given Market, CTS will provide all New Releases for such System to Customer [*], so long as Customer continuously purchases for such System the software subscription services described in the Support Services Agreement and Customer is not in breach or default under this Agreement or the Support Services Agreement. Otherwise, CTS, in its discretion, may provide New Releases for such System to Customer on such terms and conditions and for such Fees as the parties may mutually agree to in writing. The parties acknowledge that New Releases may require the purchase of new or additional hardware or third-party software.

                   2.3.2 MAINTENANCE RELEASES. After the initial installation of a System within a given Market, CTS will provide all Maintenance Releases for such System to Customer [*], below, which applies to such initial System. Thereafter, CTS will provide Maintenance Releases for such System [*] either the standard support option or premium support option offered pursuant to the Support Services Agreement and Customer is not in breach or default under this Agreement or the Support Services Agreement. Otherwise, CTS, in its discretion, may provide Maintenance Releases for such System to Customer on such terms and conditions and for such Fees as the parties may mutually agree to in writing.

                   2.3.3 CUSTOMIZATIONS. Customer may, from time to time, wish to have certain features of the Licensed Programs customized to its specifications. CTS shall have the exclusive right to make and deliver such Customizations. Any work performed to make Customizations shall be on such terms, conditions, and procedures and for such fees as CTS and Customer may mutually agree to in writing. The parties agree that the provisions of this Subsection do not restrict the rights of Customer to develop and make applications to interface with CTS products on terms, conditions, and procedures and for fees which are acceptable to both parties.

              2.4 CHANGES TO CUSTOMER EQUIPMENT OR SOFTWARE. If Customer plans to install new or additional switching equipment or software for its switch, or data networking or other equipment or software, or if Customer is informed by its provider of switching, interconnection, or other equipment or software that new or additional equipment or software will be installed, Customer will notify CTS in writing if such installation could reasonably be expected to have a material adverse effect on a System. After receipt of such notice, and so long as Customer is not in breach or default under this Agreement, CTS will use commercially reasonable efforts to determine whether any modifications are required to the affected System due to any such new or additional equipment or software and, if such modifications are required, CTS will use commercially reasonable efforts to provide the same on such terms and conditions and for such additional fees as the parties may mutually agree to in writing. If any of the new or additional equipment or software described in this Subsection could reasonably have a material adverse affect on a System, the warranties set forth in Section 11, below, applicable to the System shall be suspended until the parties mutually agree in writing to an appropriate adjustment to such warranties given the circumstances.

              2.5 CELLULAR SERVICE PROTECTION. Customer shall have the right to disconnect a System from Customer's cellular network if Customer determines, in its reasonable discretion, that such System is causing, or Customer suspects may cause, interference or disruption to Customer's cellular network. Prior to any action to disconnect a System from Customer's cellular network, Customer shall take all reasonable measures to protect the System prior to such disconnection in accordance with CTS-approved procedures. If Customer disconnects any System from Customer's




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cellular network, then Customer shall be liable for all damages to the System resulting from such disconnection if the same is not performed in accordance with CTS-approved procedures. The performance warranties set forth in
Section 11, below, applicable to the System shall be suspended upon any such disconnection and remain suspended until the System is reconnected and certified by CTS to be operating in proper working order.

         3.   SUPPLY OF HARDWARE.

              3.1 FROM CTS. Subject to the terms of this Agreement, CTS hereby agrees to sell, and Customer hereby agrees to buy, the Hardware described in the applicable Market Purchase Agreement for a given System in such quantities as CTS and Customer mutually agree to in such Market Purchase Agreement.

              3.2 FROM THIRD PARTIES. Notwithstanding Subsection 3.1, above, Customer may purchase quantities of the CTS-certified Hardware specified in the attached SCHEDULE B either from CTS or Third Parties approved in advance and in writing by CTS, subject to the terms of this Agreement. CTS-certified Hardware purchased from Third Parties will be subject to an integration Fee as specified in the attached SCHEDULE A. CTS may, from time to time, agree in writing to add hardware components to the list of CTS-certified Hardware specified in SCHEDULE B at any time after CTS's certification of such hardware components. Except as specifically set forth herein, CTS shall have no liability with respect to any Hardware components supplied by any person or entity other than CTS.

         4.   SYSTEM DEPLOYMENTS.

              4.1  [*] AGREEMENT.  It is expressly understood and agreed that:
(i) except as set forth in Subsections 4.2.1 and 4.4, below, Customer is [*] Market Purchase Agreements with CTS; (ii) this Agreement [*] to sell products to Customer; and (iii) Customer [*] for the procurement of comparable products.

              4.2  COMMITMENTS FOR SYSTEM DEPLOYMENTS.

                   4.2.1 MINIMUM COMMITMENT. As partial consideration for the favorable price terms offered by CTS, as set forth in the attached SCHEDULE A, Customer hereby commits to purchase from CTS such quantities of Components such that the aggregate size of [*] shall be [*] from the date of this Agreement. If Customer does not purchase from CTS such minimum quantities of Components prior to the expiration of [*], then CTS may, at its election and upon written notice to Customer, [*] granted by CTS to Customer with respect to [*].

                   4.2.2 FORECASTS. As of the date of this Agreement, and at the end of each calendar quarter during the term of this Agreement, Customer will provide CTS with a written rolling forecast of Customer's estimated purchases of Components hereunder (both in terms of Cell Site expansion and dollar value) for the ensuing twelve-month period. ALL FORECASTS ARE FOR PLANNING PURPOSES ONLY AND ARE NON-BINDING. All forecasts shall be made in good faith and reflect Customer's best estimates after due consideration. All purchases hereunder shall be made only pursuant to mutually acceptable Market Purchase Agreements, as described in Subsection 4.3, below.

              4.3 SYSTEM DEPLOYMENTS IN GENERAL. It is expressly understood and agreed that this Agreement is intended to establish uniform and consistent terms and conditions for any Market



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Purchase Agreement that Customer may choose to enter into with CTS.
Accordingly, the initial System in a given Market, and each expansion of such System, will be deployed for commercial use only under the terms and conditions of this Agreement and a Market Purchase Agreement for such Market.
 Each Market Purchase Agreement must be executed by an authorized representative of Customer and an officer of CTS at the vice president level or higher. Each System deployment shall: (i) consist of the combination of the Hardware and Licensed Programs identified in the applicable Market Purchase Agreement; (ii) be installed at the Customer Facilities and in accordance with the Implementation Schedule identified in the applicable Market Purchase Agreement; (iii) be supported pursuant to the support services options selected by Customer in the applicable Market Purchase Agreement; (iv) be subject to the Fees and payment terms set forth in Section 9, below, and in the attached SCHEDULE A; and (v) be subject to acceptance testing in accordance with Section 7, below, and the Standard Acceptance Test Plan set forth in the attached Schedule E-1, except as otherwise set forth in Subsection 4.4, below.

              4.4 INITIAL SYSTEM DEPLOYMENT IN NEW YORK METRO MARKET. Customer agrees that, contemporaneously with the execution of this Agreement by the parties, CTS and Customer will execute a Market Purchase Agreement, pursuant to which Customer will deploy an initial System consisting of [*] in the New York Metro Market in accordance with Section 7, below, the Standard Acceptance Test Plan set forth in the attached Schedule E-1, and the Acceptance Test Plan [*] set forth in the attached Schedule E-2. This Agreement and such Market Purchase Agreement shall supersede and replace the terms set forth in the Interim Agreement between the parties dated March 13, 1996.

              4.5 GOVERNING TERMS. This Agreement shall govern all terms of the license of Licensed Programs and sale of Hardware from CTS, except as set forth in the applicable Market Purchase Agreement. In no event shall any terms and conditions of any other document alter or amend any provision of this Agreement, the applicable Market Purchase Agreement, or otherwise control, unless CTS and Customer specifically agree in writing that such terms shall control.

         5.   DELIVERY AND INSTALLATION.

              5.1  DELIVERY.

                   5.1.1 SHIPMENT. Components to be delivered by CTS under a Market Purchase Agreement will be delivered to a freight carrier at CTS's facilities in Seattle, Washington U.S.A. or at such other locations as CTS may specify from time to time. Such Components will be delivered in accordance with the terms of this Agreement, the applicable Market Purchase Agreement, and on an Implementation Schedule agreed upon by both CTS and Customer. CTS reserves the right to make partial shipments and to make shipments at times convenient to CTS; PROVIDED, that in each case CTS shall meet the applicable Implementation
Schedule in all material respects except as otherwise provided under this Agreement or any other written agreement between CTS and Customer.

                   5.1.2 TITLE. Title to Hardware purchased from CTS shall pass to Customer upon CTS's delivery thereof to a freight carrier at CTS's facilities in Seattle, Washington U.S.A. or at such other locations as CTS may specify from time to time.

                   5.1.3 FREIGHT CHARGES, INSURANCE, AND RISK OF LOSS. All Fees are F.O.B. at CTS's facilities in Seattle, Washington U.S.A. In addition to the Fees described in Section 9, below, and in the attached SCHEDULE A, Customer shall pay all insurance and freight charges associated with all shipments of Components. Customer shall insure the contents of such shipments against damage and risk of loss during shipment and thereafter.
CTS shall assume no liability in connection with such



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shipments; PROVIDED, HOWEVER, that CTS shall take directions from Customer and otherwise assist Customer in coordinating such shipments. In the absence of specific written instructions from Customer, CTS shall select the freight carrier for shipments from CTS, but such freight carrier shall not be construed as CTS's agent.

              5.1.3     INSTALLATION AND READINESS OF CUSTOMER FACILITIES.

                   5.2.1 TECHNICAL MANAGERS. Customer and CTS shall each designate and provide the other party with the name, address, and telephone number of one (1) primary and one (1) back up technical manager for overall coordination between Customer and CTS with respect to the installation and acceptance of Components for Systems. The initial technical managers of Customer and CTS for such overall coordination are identified in the attached SCHEDULE G. Each party shall have the right to replace technical managers by providing notice of such replacement to the other party.

                   5.2.2 INSTALLATION. For each installation of Components at a Customer's MTSO (or other location at which regional processors for a System are installed or to be installed), CTS (directly or through CTS-approved subcontractors) will perform the installation, subject to the terms and conditions of this Agreement and the Fees set forth in SCHEDULE A. For each installation of Components at a Cell Site, Customer, at its option, may perform the installation itself or request that the installation be performed by CTS (directly or through CTS-approved subcontractors), subject to the terms and conditions of this Agreement and the Fees set forth in SCHEDULE A. Prior to any installation by Customer or any mutually acceptable Third Party, the installers for such entities must first complete CTS training for such installation as set forth in the attached SCHEDULE F, except for installation of Components performed by Customer with CTS approval for the [*] in the New York Metro Market pursuant to the Interim Agreement between the parties dated March 13, 1996. CTS and Customer agree to use commercially reasonable efforts to effect installations of Components in accordance with the applicable Implementation Schedule.

                   5.2.3 READINESS OF CUSTOMER FACILITIES. Customer shall maintain Customer Facilities in compliance with the Infrastructure and Environmental Requirements at all times during the term of this Agreement. Prior to shipment of any Components by CTS or Third Parties to any Customer Facility, Customer shall certify compliance with the Infrastructure and Environmental Requirements with respect to such facility. If, upon inspection, CTS determines that the Infrastructure and Environmental Requirements are not met in all material respects, [*] Customer shall cure the Infrastructure and Environmental Requirements defects [*]. If, in the reasonable opinion of CTS, all Infrastructure and Environmental Requirements are not met in all material respects within [*], then CTS shall be entitled to reschedule the installation as CTS deems reasonable and Customer shall pay CTS's costs and expenses attributable to any such rescheduling as set forth in Section 9, below.

              5.3 RESCHEDULING BY WRITTEN NOTICE. Either party may reschedule any scheduled shipment of Components from CTS upon written notice to the other party not less than ten (10) days prior to the scheduled shipment of such Components. In addition, either party may reschedule all or any part of an Implementation Schedule upon written notice to the other party not less than ten
(10) days prior to any scheduled item on the Implementation Schedule affected by such rescheduling. No shipment or scheduled item on an Implementation Schedule may be rescheduled to a time later than [*] from the initially scheduled time without the express written consent of both parties, except as otherwise provided herein. If any rescheduling authorized by this Agreement or mutually agreed to by the parties affects other scheduled shipments or scheduled items on an Implementation Schedule, CTS may reschedule such other shipments or items as is reasonable given the circumstances. Customer shall pay



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CTS's costs and expenses attributable to any rescheduling by or due to the fault of Customer, as set forth in Section 9. CTS shall pay Customer's out-of-pocket costs and expenses attributable to any rescheduling by or due to the fault of CTS.

              5.4 DELAYS BEYOND REASONABLE CONTROL. If any Component shipped from CTS is lost or damaged during shipment, CTS will use reasonable efforts to reschedule a replacement shipment to meet the applicable Implementation Schedule. CTS shall not be liable for delays in any Implementation Schedule or any delivery, installation, or acceptance testing of Components due to delays beyond its reasonable control. In the event of any such delay, all scheduled items on the Implementation Schedule and other deliveries, installations, and acceptance testing of Components affected by such delay shall be extended for a period equal to the period of the delay, except as the parties otherwise agree in writing. If any delivery of Components material to a System is delayed in excess of [*] due to no fault of CTS, then Customer shall have the right to cancel any outstanding Market Purchase Agreement affected by such delay.

         6. [*]. CTS covenants that, during the term of this Agreement, CTS will [*] in all material respects, except (i) as otherwise provided under Subsections 5.3 or 5.4, any other provision of this Agreement, or any other written agreement between the parties, or (ii) to the extent that any [*] is due, in whole or part, to Customer's failure to meet and maintain any relevant Infrastructure and Environmental Requirements. If CTS breaches the foregoing covenant with respect to a given [*], then as Customer's exclusive remedy [*]under such [*]; provided, however, that the [*] for deployments in any given Market [*].

         7.   ACCEPTANCE.

              7.1 ACCEPTANCE TESTING. After installation of the initial configuration of a System within a given Market, CTS's representatives and Customer's representatives will perform acceptance testing upon the System to ensure that the System is properly installed and materially performing in accordance with its Specifications. Such acceptance testing is set forth in:
(i) the Standard Acceptance Test Plan set forth in the attached Schedule E-1, and (ii) the Acceptance Test Plan [*] set forth in the attached Schedule E-2 for certain [*] of the[*] in the New York Metro Market. Acceptance testing will commence upon certification by CTS that the System is properly installed and materially performing in accordance with its Specifications (the "Start Date"). Thereafter, the parties will conduct acceptance tests using simulated and/or actual data in accordance with the applicable Acceptance Test Plan set forth in the attached SCHEDULE E for a period not to exceed (a) [*] from the Start Date for testing under the Standard Acceptance Test Plan, and (b) the applicable time period described in the Acceptance Test Plan [*] for testing under such Acceptance Test Plan (each such testing period is referred to herein as an "Acceptance Testing Period"). Upon the conclusion of an Acceptance Testing Period, Customer shall complete and execute a copy of the applicable Acceptance Test Plan, which shall state with specificity any aspects of the System's performance which do not materially perform in accordance with [*]. The System will be deemed accepted by Customer if: (i) the applicable Acceptance Test Plan completed and executed by Customer does not state any such non-conformities; (ii) Customer does not complete, execute, and deliver the applicable Acceptance Test Plan stating any such non-conformities to CTS within [*] after the expiration of any applicable Acceptance Testing Period; or (iii) in the event of a dispute as to the performance of the System, an executive panel of the parties or an arbitration panel concludes that the System is materially performing in accordance with the [*], as provided in Subsection 7.3.




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              7.2  CORRECTION OF NON-CONFORMITIES.  If the applicable
Acceptance Test Plan described in Subsection 7.1, above, specifies aspects of an initial System's performance which do not materially perform in accordance with [*] (and if the System is not otherwise deemed accepted by Customer under Subsection 7.1 (iii), above), then, within [*] after CTS's receipt of such executed Acceptance Test Plan, CTS will submit to Customer a written action plan, which will outline CTS's proposed course of action for resolution of the non-conformities and a timetable for re-testing the System under the applicable Acceptance Test Plan in accordance with Subsection 7.1, above. Within ten (10) days after CTS's submission of the proposed action plan, the parties will agree on a final action plan, and CTS will thereafter work diligently to implement such action plan. Customer will make available to CTS all resources and facilities necessary to implement the action plan, and will fully cooperate with CTS's efforts. Upon conclusion of each re-testing period specified in the action plan, Customer shall complete and execute a copy of the applicable Acceptance Test Plan (or action plan) in the manner specified in Subsection 7.1, above. The provisions of Subsection 7.1, above, shall apply to determine whether the System is deemed accepted by Customer after such re-testing. If CTS is unable to correct the non-conformities within the timetables and re-testing periods described in the final action plan so that the initial System materially performs in accordance with [*], then Customer may, at its election, terminate the obligations of the parties hereunder as it applies to such System by providing CTS with written notice of termination within thirty (30) days after expiration of the timetables and re-testing periods described in the final action plan. [*], except as the parties otherwise expressly agree to in writing.

              7.3  RESOLUTION OF DISPUTES OVER ACCEPTANCE.

                   7.3.1 The parties agree to attempt to settle any dispute arising out of the acceptance testing provisions described in this
Section 7 through consultation and negotiation in good faith and in the spirit of mutual cooperation. Accordingly, if, after the conclusion of the acceptance testing procedures described in this Section 7, the parties dispute whether the initial System is materially performing in accordance with the applicable Acceptance Test Plan and the Specifications, the parties agree to meet to try to resolve the dispute within fourteen (14) days after one party delivers a written request for a meeting to the other party. Such meeting shall be attended by individuals with decision-making authority to attempt, in good faith, to negotiate a resolution of the dispute prior to pursuing other available remedies. If, within fourteen (14) days after such meeting, the parties have not succeeded in negotiating a resolution of the dispute, then either party may commence arbitration under Subsection 7.3.2, below, by delivering a written demand for arbitration to the other party.

                   7.3.2 If either party commences arbitration in the manner described above, the dispute will be subject to expedited, binding arbitration before one (1) independent arbitrator familiar with the wireless telecommunications industry. Such arbitration shall be held in [*] pursuant to the Center for Public Resources ("CPR") Rules in effect at the time of the dispute. The arbitrator shall be selected by the joint agreement of the parties, but if they do not so agree within fourteen (14) days after the date of the notice referred to above, the selection shall be made by CPR pursuant to the CPR Rules. Any award rendered by the arbitrator shall be conclusive and binding upon the parties hereto; provided, however, that any such award shall be accompanied by a written opinion of the arbitrator giving the reasons for the award. The arbitrator shall have the authority to require the submission (at hearing or otherwise) of such documents, information, testimony, and other items as the arbitrator may deem necessary to make a fair and reasonable decision.
The arbitrator shall be limited to addressing the issues in dispute arising out o[f acceptance testing provisions described in this Section 7 and interpreting the applicable provisions of this Agreement and the applicable Market Purchase Agreement in connection with such issues. The parties agree that the System shall be deemed accepted for purposes of




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this Agreement and the applicable Market Purchase Agreement if the arbitrator concludes that the System is materially performing in accordance with the applicable Acceptance Test Plan and the Specifications. This provision for arbitration shall be specifically enforceable by the parties and the decision of the arbitrator in accordance herewith shall be final and binding and there shall be no right of appeal therefrom. Each party shall pay its own expenses of arbitration and the expense of the arbitrator shall be shared equally; provided, however, that if in the opinion of the arbitrator any party's delay in the arbitration process was unreasonable, the arbitrator may assess, as part of the award, all or any part of the arbitration expenses of the other party (including reasonable attorney's fees) and of the arbitrator against the party causing such unreasonable delay. The findings of the arbitrator shall not change the express terms of this Agreement unless such terms are found to be illegal. In no event whatsoever shall such an arbitration award include an award of punitive damages and the parties hereby waive the right to recover punitive damages. All applicable statutes of limitation and defenses based upon the passage of time shall be tolled while the procedures specified in this Section 7.3.2 are pending. The parties will take such actions, if any, required to effectuate such tolling. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, as amended. In the event of any conflict between the United States Arbitration Act and the CPR, the CPR shall govern. ALL DISCUSSIONS AND DOCUMENTS
PREPARED PURSUANT TO ANY ATTEMPT TO RESOLVE A DISPUTE UNDER THIS PROVISION
ARE CONFIDENTIAL AND FOR SETTLEMENT PURPOSES ONLY AND SHALL NOT BE ADMITTED
IN ANY COURT OR OTHER FORUM AS AN ADMISSION OR OTHERWISE AGAINST A PARTY FOR ANY PURPOSE INCLUDING THE APPLICABILITY OF FEDERAL AND STATE COURT RULES.

              7.4 APPLICATION TO SUBSEQUENT INSTALLATIONS. The provisions of this Section 7 shall also apply to the acceptance of Components installed on a System after the initial installation of such System, except that: (i) CTS and Customer shall first test the newly-installed Components and subsequently test the System after integration of the newly-installed Components; (ii) Customer may reject such newly-installed Components in the manner described in Subsection 7.1; (iii) CTS shall correct any non-conformities in the manner described in Subsection 7.2; and (iv) if CTS does not correct such non-conformities within the designated timetables and re-test periods, then Customer may terminate the obligations of the parties only with respect to such newly-installed Components.

         8.   TRAINING, SUPPORT, AND OTHER SERVICES.

              8.1 TRAINING SERVICES. For the initial deployment of a System within a Market, CTS will provide training classes for Customer as set forth in the attached SCHEDULE F and in accordance with the initial Implementation Schedule for such System. Upon request, CTS will provide additional training upon such terms and conditions and for such Fees as the parties may mutually agree to in writing.

              8.2 SUPPORT SERVICES. Subject to the terms of this Agreement, CTS will offer software and hardware maintenance services, System monitoring services, and software subscription services for each System, pursuant to the Fees and other terms set forth in the Support Services Agreement. Customer may select support for each System as set forth in the Support Services Agreement. Such selection will be made as part of the applicable Market Purchase Agreement for such System.

              8.3 SOURCE CODE. CTS will deposit into escrow and maintain throughout the term of the License one (1) copy of the source code (including the current versions of Maintenance Releases and New Releases furnished to Customer on an ongoing basis) and related Documentation for




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the CTS-owned Licensed Programs (I.E., only Licensed Programs to which CTS has source code rights) in Seattle, Washington, pursuant to CTS's standard form Source Code Escrow Agreement among CTS, Customer, and an escrow holder approved by CTS and Customer.

              8.4 SERVICES FOR PREVENTION OF ROAMING CLONING FRAUD. Subject to the terms of this Agreement, CTS will offer services to Customer for the real-time prevention of cellular roaming cloning fraud, pursuant to the terms and conditions and for the fees set forth in the Roaming Service Agreement.

         9.   COMPENSATION.

              9. FEES. In consideration for the rights, warranties, and covenants provided by CTS hereunder, Customer hereby agrees to pay the Fees specified in the attached SCHEDULE A when due as set forth in such Schedule.

              9.2  STANDARD TERMS.

                   9.2.1 In addition to the Fees and other charges required to be paid by Customer to CTS hereunder, Customer shall pay (or, at CTS's election, reimburse CTS) for all network interconnection costs, switch interconnection and interface charges, System telecommunications costs, and all federal, state, and local taxes and withholding requirements in connection with the transactions contemplated by this Agreement and each Market Purchase Agreement. Such taxes specifically include, without limitation, excise, sales, and use taxes, withholding taxes and related requirements, value-added taxes, all similar taxes and charges now in effect or enacted in the future, and all interest and penalties which may result from the failure to pay any of such taxes or charges. Customer shall account to CTS for such taxes and charges by providing copies of such receipts and other relevant documentation of correct payment or exemption therefrom as CTS may reasonably request. CTS shall pass on to Customer any tax refund received by CTS which corresponds to any prior payment by Customer of taxes hereunder.

                   9.2.2 If any delay in meeting the Infrastructure and Environmental Requirements causes the CTS installers or other personnel to remain longer than the scheduled installation days, or to make additional trips to Customer Facilities, then, in addition to the Fees specified in SCHEDULE A, Customer shall pay all reasonable and actual travel and lodging expenses plus CTS's then-current day charge for each day that each installer or other personnel is required to be at the installation site beyond the scheduled number of days. CTS's current day charge is [*], which charge will not increase during the first year of this Agreement.

                   9.2.3 Except for rescheduling authorized by Subsection 5.3, above, if any shipment or installation is rescheduled or delayed by Customer or due to the fault of Customer, then Customer shall pay CTS's costs and expenses attributable to such rescheduling or delay, including without limitation increased costs of Third-Party Hardware components, all costs and charges associated with CTS's prepayment of Third-Party Hardware components, and storage charges.

                   9.2.4 Except as otherwise expressly set forth in this Agreement or any Schedule hereto: (i) CTS will invoice Customer for amounts to be paid hereunder, and Customer will pay such invoice within thirty (30) days after receipt of the applicable invoice; (ii) Customer shall not be entitled to the return or reimbursement of any compensation paid to CTS pursuant to this Agreement; and




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(iii) all Fees and other charges hereunder shall be paid to CTS in immediately available funds in United States Dollars.

                   9.2.5 If Customer fails to pay any sum when due and payable, Customer shall pay interest at a rate of one and one-half percent (1.5%) per month, [*] from the date of receipt of the applicable CTS invoice and continuing thereafter until paid, or the maximum rate permitted by applicable law if lower.

         10.  PROPRIETARY RIGHTS.

              10.1 INTELLECTUAL PROPERTY RIGHTS.

                   10.1.1 The License shall not transfer any title to or ownership in the Licensed Programs or Documentation, or any associated Intellectual Property Rights, from CTS to Customer. Accordingly, subject only to the License, all right, title, and interest in and to the Licensed Programs and Documentation, and all associated Intellectual Property Rights, are and shall at all times remain the exclusive property of CTS or its licensor(s). CTS may use, sell, assign, transfer and license rights relating to the Licensed Programs and/or Documentation to any Third Party for any purpose free from any claim of Customer.

                   10.1.2 CTS and Customer each own certain trade names, logos, trademarks, and service marks used in identifying and marketing their respective technology, products, and services (collectively, "Trademarks").
Each party recognizes and consents for all purposes that all Trademarks of the other party, whether or not registered, constitute the exclusive property of the other party and will not be used except as approved by such other party in advance and in writing, nor shall either party use any confusingly similar Trademarks of the other party. Nothing contained in this Agreement shall be construed as conferring any additional rights upon either party to use in advertising, publicity, or other promotional activities any Trademark of the other party.

              10.2 CONFIDENTIAL INFORMATION. The parties acknowledge that each party may disclose additional Confidential Information to the other party or its representatives in furtherance of the transactions contemplated by this Agreement. Therefore, notwithstanding anything to the contrary, the Nondisclosure Agreement is hereby amended such that all Confidential Information of a party disclosed to the other party or any of its representatives at any time during the term of this Agreement shall be considered Confidential Information of the disclosing party and shall be subject to the operative provisions of the Nondisclosure Agreement. Customer hereby agrees to ensure that each of its representatives who receives Confidential Information of CTS complies with the terms of the Nondisclosure Agreement, as amended hereby, to the same extent as if such representative had executed the Nondisclosure Agreement, as amended. CTS hereby agrees to ensure that each of its representatives who receives Confidential Information of Customer complies with the terms of the Nondisclosure Agreement, as amended hereby, to the same extent as if such representative had executed the Nondisclosure Agreement, as amended. All Confidential Information of CTS is and shall at all times remain the exclusive property of CTS, and all Confidential Information of Customer shall at all times remain the exclusive property of Customer. For purposes of this Subsection, "representatives" means the officers, directors, employees, agents, and affiliates of a party.

         11.  WARRANTIES.




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              11.1 INTELLECTUAL PROPERTY RIGHTS. CTS hereby represents and warrants to Customer that, subject to the provisions of Subsection 12.1.5, below: (i) [*] furnished by CTS hereunder, if used by Customer in accordance with the terms of this Agreement, is free of any rightful claim by a Third Party that [*] infringes a United States Intellectual Property Right of such Third Party; and (ii) CTS has the right, power, and authority to grant the License and to perform its obligations under this Agreement. Customer's exclusive remedy for breach of the warranty set forth in this Subsection 11.1 is set forth in Subsection 12.1, below.

              11.2 SOFTWARE PERFORMANCE. For each System within a given Market, CTS hereby represents and warrants to Customer that the Licensed Programs (excluding the Third-Party Software) eligible for software maintenance services under the Support Services Agreement, when used in conjunction with the Hardware necessary for operation of such System and with Customer's properly-operating cellular network, and when all relevant Infrastructure and Environmental Requirements are satisfied, will materially perform in accordance with their Specifications [*] such Licensed Programs by Customer. Customer's exclusive remedy for breach of the warranty set forth in this Subsection shall be correction by CTS, at no additional charge to Customer, of any errors or malfunctions in any such Licensed Programs found not to be in compliance with this warranty during the applicable warranty period; PROVIDED, HOWEVER, that CTS shall have no obligation to make such corrections if Customer is in breach or default under this Agreement. If a correction of an error or malfunction is commercially impractical, CTS may provide Customer with a commercially reasonable circumvention of such error or malfunction to achieve material compliance with this warranty during the warranty period. If, after investigation, CTS demonstrates that a reported error was not caused by an error in the System as supplied by CTS, Customer shall pay CTS for its costs of investigating the reported error at the then current rates of CTS.

              11.3 HARDWARE PERFORMANCE. For each System within a given Market, CTS hereby represents and warrants to Customer that: (i) the CTS-proprietary Hardware purchased from CTS for installation in Cell Sites, when all relevant Infrastructure and Environmental Requirements are satisfied, will materially perform in accordance with their Specifications [*]
 the Hardware by Customer; and (ii) for all other Hardware components purchased from CTS, CTS will pass through to Customer the warranties that CTS receives from its vendor for such Hardware components, to the extent that such vendor will honor such warranties for Hardware supplied by CTS to Customer. Customer's exclusive remedy for breach of the warranty set forth in this Subsection shall be either repair or replacement by CTS, at its expense and in its discretion, of any of such Hardware found not to be in compliance with this warranty during the applicable warranty period, PROVIDED, HOWEVER, that CTS shall have no obligation to repair or replace such Hardware if Customer is in breach or default under this Agreement. If, after investigation, CTS demonstrates that a reported error was not caused by an error in the System as supplied by CTS, Customer shall pay CTS for its costs of investigating the reported error at the then current rates of CTS.

              11.4 [*] For each System within a given Market, CTS hereby represents and warrants to Customer that the System, when used in conjunction with Customer's properly-operating cellular network, when all relevant Infrastructure and Environmental Requirements are satisfied, and when all other terms and conditions set forth [*] are satisfied (and subject to all assumptions contained therein), will [*] in accordance with the [*], for so long as Customer continuously purchases software maintenance services and hardware maintenance services for such System from CTS under the Support Services Agreement and complies with the terms of this Agreement and the Support Services Agreement. Except for applicable remedies set forth in the Support Services Agreement, Customer's exclusive remedy for breach of the warranty set forth in this Subsection shall be: (i) correction by CTS, [*], of any




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non-conformities [*]with this warranty, in accordance with the final action plan and within the timetables described below; and (ii) if CTS is unable to correct such non-conformities in accordance with the final action plan and within the timetables described below, Customer shall be entitled to pursue any other available remedies for such breach of warranty. [*] after Customer notifies CTS of a non-conformity, CTS will submit to Customer a written action plan, which will outline CTS's proposed course of action for resolution of non-conformities and a committed timetable and resource allocation for work to correct the non-conformities. [*] after CTS's submission of the proposed action plan, the parties will agree on a final action plan, and CTS will thereafter [*]. The timetable set forth in the final action plan [*], except as the parties otherwise expressly agree to in writing.

              11.5 NO WARRANTIES OTHER THAN EXPRESS WRITTEN. EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 11, CTS MAKES NO REPRESENTATIONS, WARRANTIES, OR GUARANTIES OF ANY KIND (INCLUDING WITHOUT LIMITATION PERFORMANCE WARRANTIES), EITHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, WITH RESPECT TO THE SYSTEM, HARDWARE, LICENSED PROGRAMS, DOCUMENTATION, OR ANY OTHER ITEMS OR SERVICES COVERED BY OR FURNISHED UNDER THIS AGREEMENT, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY (I) OF MERCHANTABILITY,
(II) OF FITNESS FOR A PARTICULAR PURPOSE, OR (III) ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE.

         12.  INDEMNIFICATION.

              12.1 IP CLAIMS.

                   12.1.1 For purposes of this Section 12, the term "IP Claim" means any claim brought by a Third Party against Customer which alleges that use of [*] infringes a United States Intellectual Property Right of such Third Party, and which: (i) specifically identifies the general functionality or methods used [*], as a whole, as forming the basis of such infringement; [*](ii) specifically identifies the Licensed Programs (excluding the Third-Party Software), or the CTS-proprietary Hardware purchased from CTS for installation in Cell Sites, as forming the basis of such infringement.

                   12.1.2 Subject to the terms of this Agreement, CTS shall indemnify and hold harmless Customer and its officers, directors, employees, successors and assigns from and against any losses, damages, or liability awarded by final judgment against such indemnified persons as a result of an IP Claim, or, if any compromise or settlement is made with respect to such IP Claim, CTS shall pay all amounts agreed to by CTS in settlement of such IP Claim. CTS shall, at its expense, defend and, at its sole discretion, settle any such IP Claim. CTS shall have full and complete authority to defend and settle such IP Claim.

                   12.1.3 Customer shall provide CTS with prompt written notice of any IP Claim, together with copies of all related court documents involving such IP Claim. Customer's failure to provide timely notice to CTS of any such IP Claim shall not relieve CTS from any liability under this
Section 12.1 with respect to such claim, to the extent that CTS is not prejudiced by such failure. CTS shall keep Customer advised of the status of any such IP Claim and of its defense and/or negotiation efforts. Customer shall provide CTS with such information and assistance for the defense of such IP Claim as is reasonably requested by CTS.




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                   12.1.4    If, in any proceeding involving an IP Claim, a
System is held to constitute an infringement of a Third Party's United States Intellectual Property Right and use of such System is enjoined, or if in CTS's opinion any such infringement is likely to occur, CTS, at its option and expense, will either: (i) obtain the right for Customer to continue use of the System by license, release from claim of infringement, or by other appropriate means; (ii) modify the System to make it non-infringing but continue to perform in accordance with the Specifications [*] in all material respects, and extend this indemnity thereto; (iii) replace the System with a non-infringing system of like functionality which performs in accordance with the Specifications [*] in all material respects, and extend this indemnity thereto; or (iv) if election of either clause (i), (ii) or (iii) are impractical in CTS's reasonable judgment after using reasonable efforts for a reasonable period of time under the circumstances, CTS may terminate this Agreement and the License granted herein with respect to such System by providing Customer with written notice of such termination. If, pursuant to clause (iv) above, CTS terminates this Agreement and the License with respect to a System, then (a) Customer shall, at CTS's request, either promptly return the System to CTS or destroy the same; (b) Customer shall be entitled to a refund equal to the License Fees and Hardware Fees described in SCHEDULE A which specifically pertain to such System and which Customer actually paid to CTS, which refund CTS may reduce by a reasonable sum for use, depreciation, and amortization; and (c) each party shall release the other party from all future payments and obligations under this Agreement and the Support Services Agreement with respect to such System, except for the obligations described in Subsection 14.4, below.

                   12.1.5 Notwithstanding anything to the contrary, CTS shall have no liability under this Agreement for any IP Claim which: (i) pertains to a System which has been altered or modified without CTS's prior written approval, unless the use of an unaltered or unmodified version of the System is shown to constitute an infringement; or (ii) pertains to any Third-Party Software or Hardware (other than CTS-proprietary Hardware purchased from CTS for installation in Cell Sites) that is the sole basis of such infringement.

                   12.1.6 The remedies set forth in this Section 12.1 are Customer's exclusive remedies in connection with any IP Claim.

              12.2 OTHER INDEMNIFICATION.

                   12.2.1 Each party (the "Indemnifying Party") shall defend, indemnify, and hold harmless the other party and its officers, directors, employees, agents, successors and assigns (collectively, the "Indemnified Parties") from and against any losses, damages, or liability awarded by final judgment against such Indemnified Parties arising from any claim alleging injury to any person, including death, or damage to property, including theft, to the extent directly resulting from the acts or omissions of the Indemnifying Party or its officers, directors, employees, agents, successors or assigns, whether negligent or otherwise, or, if any compromise or settlement is made with respect to such claim, the Indemnifying Party shall pay all amounts agreed to by the Indemnifying Party in settlement of such claim. The Indemnifying Party shall, at its sole expense, defend and, at its sole discretion, settle any such claim. The Indemnifying Party shall have full and complete authority to defend and settle such claim.

                   12.2.2 The Indemnified Parties shall provide the Indemnifying Party with prompt written notice of any of the claims described in Subsection 12.2.1, above, brought against an Indemnified Party, together with copies of all related court documents involving such claim. An Indemnified Party's failure to provide timely notice to the Indemnifying Party of any such claim shall not relieve the Indemnifying Party from any liability under this Section 12.2 with respect to such claim,



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to the extent that the Indemnifying Party is not prejudiced by such failure.
The Indemnifying Party shall keep the Indemnified Party advised of the status or any such claim and of its defense and/or negotiation efforts. The Indemnified Party shall provide the Indemnifying Party with such information and assistance for the defense of such claim as is reasonably requested by the Indemnifying Party.

         13. PROSECUTION OF INFRINGEMENT CLAIMS. Notwithstanding anything to the contrary, Customer shall promptly notify CTS in writing of any facts of which Customer is aware which might constitute an infringement by any Third Party of any of CTS's Intellectual Property Rights. CTS shall have the exclusive right to take all actions, control all litigation or other proceedings, and negotiate and enter into all settlements with respect to any such infringement, as CTS deems necessary or appropriate to protect CTS's Intellectual Property Rights, except as CTS and Customer may otherwise agree to in writing. Customer agrees to provide to CTS, at CTS's expense, full and complete information and assistance in connection with the prosecution of such infringement as reasonably requested by CTS. Any recovery of damages or attorneys' fees in connection with any such action, or in settlement of any such action, will belong entirely to CTS. CTS will have no obligation to institute suit against any particular person or entity for infringement of any Intellectual Property Rights of CTS.

         14.  TERM AND TERMINATION.

              14. TERM. The term of this Agreement commences on the date of this Agreement and will continue thereafter for an [*]. This Agreement may be extended for a mutually agreeable renewal term, provided that Customer and CTS expressly agree to such extension in writing. All terms and conditions hereof shall remain in effect during any renewal term except as the parties otherwise expressly agree to in writing. Notwithstanding the above, this Agreement shall terminate upon the occurrence of any of the events described in the termination provisions set forth below.

              14.2 TERMINATION.

                   14.2.1 MATERIAL BREACH AFTER NOTICE. Except as otherwise set forth in this Agreement, upon material breach or default under this Agreement by any party (the "breaching party"), if the other party ("non-breaching party") gives notice of such breach or default and the same is not cured within thirty (30) days after delivery of such notice, then, without limitation of any other remedy available hereunder, the non-breaching party may terminate this Agreement by delivery of a notice of termination at any time thereafter before such breach or default has been cured; PROVIDED, that for any such breach or default (other than a payment default or a default under Subsections 2.2 or 10.2) that is not reasonably susceptible of cure within thirty (30) days, the breaching party shall have such additional time, up to ninety (90) additional days, as is reasonably necessary to cure the default, so long as such party continuously and diligently pursues such cure. The parties agree that the failure to make payments of Fees or other charges when due hereunder shall constitute a "material breach" of this Agreement.

                   14.2.2 IMMEDIATE TERMINATION. Notwithstanding anything to the contrary, this Agreement and the License may be immediately terminated upon written notice at the option of CTS in the event that: (i) Customer violates any of the provisions of Subsection 2.2 in any way without the prior written consent of CTS and Customer fails to cure such violation within (3) days after CTS's delivery of notice of breach to Customer; or (ii) Customer materially violates the Nondisclosure Agreement or any of the provisions of Subsection 10.2, and Customer fails to cure such violation in accordance with any applicable cure periods set forth in the Nondisclosure Agreement.



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                   14.2.3    MUTUAL CONSENT.  CTS and Customer may terminate
this Agreement and the License by mutual written consent.

              14.3 EFFECT OF EXPIRATION OR TERMINATION.

                   14.3.1 Following the expiration or termination of this Agreement, Customer shall [*] with respect to the configuration of Systems installed as of the expiration or termination of this Agreement, [*] any of the following: (i) if this Agreement is terminated pursuant to Subsections
14.2.1 or 14.2.2 due to a breach or default by Customer, then [*] upon termination of this Agreement; (ii) if this Agreement expires, is terminated due to the events described in Subsection 14.2.3, or is terminated pursuant to Subsection 14.2.1 due to a breach or default by CTS, then [*] breach or default by Customer under any of the survival terms described in Subsection 14.4, and the expiration of any applicable cure period with respect to such breach or default.

                   14.3.2 Upon the expiration or termination of this Agreement, Customer shall immediately cease use of the Confidential Information of CTS [*] and shall, at CTS's election, either: (i) return to CTS the original and all copies of the same, in whole or in part, in any form, including partial copies and modifications, and any related materials received from CTS, or (ii) furnish to CTS a certified executed document stating that the same has been destroyed. Upon the termination of the License, Customer shall immediately return or destroy all copies of Licensed Programs and Documentation retained for use pursuant to Subsection 14.3.1, above, in accordance with the procedures set forth in this Subsection.

                   14.3.3 Upon the expiration or termination of this Agreement, CTS shall immediately cease use of the Confidential Information of Customer (except as the parties otherwise agree to in writing) and shall, at Customer's election, either: (i) return to Customer the original and all copies of the same, in whole or in part, in any form, including partial copies and modifications, and any related materials received from Customer, or (ii) furnish to Customer a certified executed document stating that the same has been destroyed.

                   14.3.4 Customer shall pay all accrued and unpaid Fees and other charges hereunder [*] after the termination of this Agreement.

              14.4 SURVIVAL TERMS. Upon termination of this Agreement, all obligations of the parties hereunder shall cease, except those obligations described in Sections 2.2, 10, 12, 13, 14, 15, and 17, which provisions shall survive the termination of this Agreement. Termination of this Agreement shall not be construed to waive or release any claim which a party is entitled to assert at the time of such termination, and the applicable provisions of this Agreement shall continue to apply to such claim until it is resolved.

         15. LIMITATION OF LIABILITY. NOTWITHSTANDING ANYTHING TO THE CONTRARY, CTS SHALL HAVE NO LIABILITY FOR ANY LOSS TO CUSTOMER OR ANY AFFILIATE OF CUSTOMER, EXCEPT FOR: (I) PHYSICAL LOSS OR DAMAGE TO AN INDIVIDUAL OR TO REAL PROPERTY OR TANGIBLE PERSONAL PROPERTY ARISING FROM THE NEGLIGENT OR WILLFUL MISCONDUCT OF CTS; OR (II) LIABILITY OF CTS EXPRESSLY PROVIDED FOR IN SECTION 12.1 HEREOF; OR (III) LIABILITY OF CTS FOR CLAIMS ARISING AS A RESULT OF OR RELATED TO PERFORMANCE OF A SYSTEM, WHICH LIABILITY SHALL BE LIMITED TO GENERAL MONEY DAMAGES AND SHALL IN NO EVENT EXCEED AN AMOUNT EQUAL TO [*], WHERE SUCH AMOUNT EQUALS [*] OF THIS




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AGREEMENT AND [*] THEREAFTER.  HOWEVER, EXCEPT FOR ANY MATERIAL BREACH OF
SUBSECTIONS 2.2.2 (iv) AND 2.2.2 (v) OF THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE UNDER THIS AGREEMENT FOR ANY DAMAGES RESULTING FROM LOSS OF USE, DATA, PROFIT, BUSINESS, REVENUE, OR GOODWILL, OR FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER ARISING IN CONTRACT, TORT (INCLUDING WITHOUT LIMITATION NEGLIGENCE OR STRICT LIABILITY) OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE.

         16. NON-DISCRIMINATION. CTS hereby covenants to Customer that it will comply with the laws and regulations set forth in the attached SCHEDULE I, but only to the extent that CTS is required to comply with such laws and regulations in accordance with their terms. Any provisions of the attached
SCHEDULE I which are inconsistent with the foregoing sentence shall not apply to CTS or this Agreement.

         17.  MISCELLANEOUS.

              17.1 NOTICES. All notices hereunder by either party shall be given by personal delivery (including by a reputable courier service) or by sending such notice by United States certified mail return receipt requested, postage prepaid, and addressed as set forth on the signature page of this Agreement. Such notices shall be deemed to have been given and delivered upon receipt and the date of receipt identified by the United States Postal Service on any return receipt card shall be conclusive evidence of receipt. Notices may also be transmitted by facsimile or telecopy machine, and such notices shall be deemed received when transmitted if: (i) a document is electronically generated by the transmitting machine confirming that the transmission was received; and
(ii) the party transmitting the notice deposits such notice the same day with a reputable courier service providing delivery not later than the following business day. Any party, by written notice to the other as above described, may alter the address for receipt by it of written notices hereunder.

              17.2 INDEPENDENT CONTRACTORS.   It is expressly agreed that CTS
and Customer are acting hereunder as independent contractors and under no circumstances shall any of the employees of one party be deemed the employees of the other party for any purpose. Nothing in this Agreement shall be deemed to constitute, create, or in any way be interpreted as a partnership, joint venture, franchise, or other formal business organization involving CTS and Customer, nor shall anything in this Agreement be deemed to constitute one party the employee or agent of the other party. Neither CTS nor Customer shall have any authority under this Agreement to bind, obligate, or otherwise commit the other party to any agreement or transaction for any purpose whatsoever.

              17.3 EXCUSED PERFORMANCE. Except for the failure to pay Fees or other charges when due hereunder, neither party shall be liable for, or be considered to be in breach or default under this Agreement as a result of, any delay or failure to perform as required hereunder which is due to any cause or condition beyond such party's reasonable control.

              17.4 PUBLICITY. Neither party shall disclose to any Third Party the terms of this Agreement or the existence of this Agreement, or otherwise publish any materials containing the other party's name or containing language from which the connection of the other party's name could be reasonably inferred or implied, without the express written consent of the other party; PROVIDED, HOWEVER, that either party may make public announcements concerning the terms of this Agreement or the existence of this Agreement, or otherwise publish any materials containing the other party's name or


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containing language from which the connection of the other party's name could be reasonably inferred or implied, without such express written consent of the other party if the announcement or publication is necessary for such party to comply with the requirements of the United States Securities and Exchange Commission or applicable federal securities law or regulation. Each party agrees that it will not unreasonably withhold its consent under this Subsection if the announcement, publication, or disclosure is necessary for the other party to comply with the requirements of any other governmental agency, court of competent jurisdiction, or applicable law or regulation.

              17.5 ASSIGNMENT. Neither party shall assign any of its rights or obligations hereunder (in whole or in part) without the express written consent of the other party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, each party may, upon notice to the other party, assign this Agreement and all of its rights and obligations hereunder (in whole but not in part) to any of its affiliates capable of performing its obligations hereunder or to any entity which acquires all or substantially all of such party's assets or stock pursuant to any merger, stock or asset transfer, consolidation, or other business combination. Any attempt by any party to assign or transfer any of its rights or obligations under this Agreement in violation of this Subsection shall be considered void and shall be deemed a material breach of this Agreement. Subject to the foregoing, this Agreement will be fully binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

              17.6 SUBCONTRACTORS. Notwithstanding anything to the contrary, CTS may in its discretion subcontract the performance of any of its obligations hereunder or under any Market Purchase Agreement to any Third Party; PROVIDED, that CTS's subcontractors shall perform to the same standards imposed upon CTS hereunder and CTS shall be liable for the conduct of its subcontractors to the same extent as CTS's own liability under this Agreement. Upon request, CTS will provide Customer with a list of such subcontractors.

              17.7 SEVERABILITY. In the event any provision hereof shall be deemed invalid or unenforceable by any court or governmental agency of competent jurisdiction, such provision shall be deemed severed from this Agreement and all remaining provisions shall be afforded full force and effect as if such severed provision had never been a provision hereof.

              17.8 NO WAIVER. No consent or waiver, express or implied, by any party to or of any breach or default by the other in the performance by the other of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party of the same or any other obligations of such party hereunder.

              17.9 GOVERNING LAW. This Agreement shall be governed by, subject to, and interpreted in accordance with the laws of the state of New York, without regard to conflict of laws principles.

              17.10 INJUNCTIVE RELIEF. The parties recognize and agree that money damages are an inadequate remedy for breach of Sections 2.2 and/or 10, above, and further recognize that such breach would result in irreparable harm to the party against whom such breach is committed. Therefore, in the event of a breach or threatened breach of any such provision, the party in breach may be enjoined from engaging in any activity proscribed by such provision by a court of competent jurisdiction. Injunctive relief pursuant to this Subsection shall be in addition to all remedies available at law or in equity to a party arising from a breach of the provisions described above by the other party.


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              17.11  ENTIRE AGREEMENT; AMENDMENT.  This Agreement, the
Support Services Agreement, the Nondisclosure Agreement, the Source Code Escrow Agreement, the Roaming Service Agreement, each Market Purchase Agreement issued hereunder, and all Schedules to the foregoing agreements, contain the entire agreement and understanding between the parties with respect to the subject matter hereof and supersede all prior agreements, negotiations, representations, and proposals, written and oral, relating to the subject matter. All Schedules and all other documents, when initialed by the parties and attached hereto, are integral to and incorporated herein by this reference. This Agreement and the Schedules attached hereto shall not be deemed or construed to be modified, amended, or waived, in whole or in part, except by written agreement duly executed by the parties to this Agreement.

              17.12 COUNTERPARTS. This Agreement may be signed in one or more counterparts, each of which shall be considered an original and which shall, taken together, constitute this Agreement.

         EXECUTED as of the date set forth above by authorized representatives of Customer and CTS.

CUSTOMER:                                 CTS:

CELLCO PARTNERSHIP                        CELLULAR TECHNICAL SERVICES
By Bell Atlantic NYNEX Mobile, Inc.       COMPANY, INC.
Its Managing General Partner

By  /s/ Richard J. Lynch                   By  /s/ Robert P. Dahut
   ---------------------                     ---------------------
        Richard J. Lynch                           Robert P. Dahut
   ---------------------                     ---------------------
   Print Name                                Print Name

Exec. V.P. & Chief Tech. Officer            President & Chief Operating Officer
--------------------------------            -----------------------------------
Title                                       Title

Customer's Address for Notices:             CTS's Address for Notices:
-------------------------------             --------------------------

180 Washington Valley Road                  2401 Fourth Avenue, Suite 808
Bedminster, New Jersey  07921               Seattle, Washington  98121
Attention: E.V.P. - Chief Technical Officer Attention: Legal Department
Telefax: (908) 306-6836                     Telefax: (206) 443-1550

With a copy to:

180 Washington Valley Road
Bedminster, New Jersey  07921
Attention: Legal Department
Telefax: (908) 306-6836


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                                 INDEX OF SCHEDULES
                                          TO
                        MASTER PURCHASE AND LICENSE AGREEMENT

    SCHEDULE       DESCRIPTION
    ----------     -----------
    Schedule A     Fees and Payment Terms
    Schedule B     CTS-Certified Hardware
    Schedule C     Markets
    Schedule D     Infrastructure and Environmental Requirements
    Schedule E     Acceptance Test Plan
    Schedule F     Initial Training
    Schedule G     Technical Managers
    Schedule H     Specifications
    Schedule I     Nondisclosure Agreement
    Schedule J     Nondiscrimination Compliance Agreement




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                                  SCHEDULE A
                                      TO
                     MASTER PURCHASE AND LICENSE AGREEMENT

                             FEES AND PAYMENT TERMS

         Customer shall pay the following Fees and charges in connection with the Master Purchase and License Agreement between CTS and Customer (the "Agreement"), together with any other Fees and charges specified in the Agreement. All undefined capitalized terms used in this Schedule shall have the meanings ascribed to such terms as set forth in the Agreement.

         1.   LICENSE FEES.

              1.1  INITIAL LICENSED PROGRAMS.  In consideration for the
License, Customer shall pay the following Fees to CTS for the following Licensed Programs in accordance with the terms of the Agreement and this Schedule:


    Licensed Programs(1)     License Fees Per Cell Site
    --------------------     --------------------------
     [*]

                        Total:    [*]

               1.2 ADDITIONAL LICENSED PROGRAMS. For all additional software, data tables, and programs which CTS and Customer agree in writing to add to a System as Licensed Programs (other than the Licensed Programs described in Subsection 1.1, above, and Section 3, below), Customer shall pay such Fees to CTS as CTS and Customer mutually agree to in writing.

               1.3 NEW RELEASES AND MAINTENANCE RELEASES. For all New Releases and Maintenance Releases of the Licensed Programs described in Sections 1.1, 1.2 and 3 of this Schedule, Customer shall pay such Fees to CTS as specified in Subsection 2.3 of the Agreement.

          2.   HARDWARE FEES.

               2.1 CELL SITE SYSTEM HARDWARE PURCHASED FROM CTS. In consideration for the Hardware components purchased from CTS for installation in Cell Sites, Customer shall pay CTS the following Fees in accordance with the terms of the Agreement and this Schedule:


----------
(1) Fees include pricing for the License to use Licensed Programs, the [*] software performance warranty set forth in Subsection 11.2 of the Agreement, and all Maintenance Releases and New Releases provided by CTS for such Licensed Programs during [*] warranty period. Fees exclude pricing for license to use interdiction software, which is specified in Section 3, below.


                                                     CTS:     _____________

                                                     CUSTOMER:_____________



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     Hardware Description(2)              Hardware Fees
     -----------------------              -------------
     [*]

               2.2 ADDITIONAL HARDWARE PURCHASED FROM CTS. For all Hardware other than the Hardware described in Subsection 2.1, above, or Section 3, below, which is purchased from CTS for a System, Customer shall pay the following amounts to CTS: (i) for all regional processors (e.g., Hewlett-Packard 9000 Series Processors) and routers (e.g., CISCO models 7000 and 7010), Customer shall pay CTS [*]; and (ii) for all other Hardware components and peripherals purchased from CTS (including without limitation other Hewlett-Packard and CISCO components), Customer shall pay CTS [*].

               2.3 HARDWARE PURCHASED FROM THIRD PARTIES. For all Hardware purchased from Third Parties for a System (i.e., all Hardware other than the Hardware purchased from CTS described in Sections 2.1, 2.2, and 3 of this Schedule), Customer shall pay CTS an integration Fee equal to [*] of the Third-Party supplier's list price for such Hardware.

          3. FEES FOR INTERDICTION FUNCTIONALITY. In addition to the Fees set forth in Sections 1 and 2, above, and in consideration for the license to use certain software, and the sale of certain hardware, necessary to perform the interdiction functionality for a given System, Customer shall pay the Fees set forth below which pertain to the interdiction method utilized for such System:

                         Interdiction Method(3)          Interdiction Fees
                         ---------------------           -----------------
                         [*                                  *
                         *                                      *]

          4.   DEPLOYMENT FEES.

               4.1 DEPLOYMENT MANAGEMENT FEES. For each System, Customer shall pay CTS a deployment management Fee equal to [*], to be paid upon execution of the initial Market Purchase Agreement for such System. In consideration for such deployment management Fee, CTS will provide the following for each initial
System: (i) consulting services for planning the configuration for such System and preparing an itemized list of all Hardware for such System; (ii) availability of one primary and one back up technical manager for such System, as specified in Subsection 5.2 of the Agreement; (iii) installation services for the installation of Hardware at each regional processor site, as


---------
(2) Fees include pricing for Cell Site System Hardware and the [*] hardware performance warranty set forth in Subsection 11.3 of the Agreement with respect to such Cell Site System Hardware. Fees exclude pricing for purchase of interdiction hardware, which is specified in Section 3, below, and also excludes pricing for cabling and other peripherals required for a given Cell Site.

(3) Fees include pricing for the license to use software, and the sale of hardware, which directly pertain to the interdiction method utilized for a given System. Fees exclude pricing for cabling and other peripherals required for the interdiction method utilized. For other interdiction methods utilized for a given System, Customer shall pay such Fees to CTS as the parties mutually agree to in writing.



                                                     CTS:     _____________

                                                     CUSTOMER:_____________



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specified in Subsection 5.2 of the Agreement; and (iv) training services for the initial PreTect-TM- User Training and Cell Site
System Overview sessions as specified in Subsection 8.1 and SCHEDULE F of the Agreement. In addition, if Customer elects to perform its own installation of Hardware at Cell Sites for a System, as specified in Subsection 5.2 of the Agreement, Customer shall pay CTS an additional deployment management Fee equal to [*], to be paid upon execution of the initial Market Purchase Agreement for such System. In consideration for such additional deployment management Fee, CTS will provide training services for one Cell Site System Installation session as specified in Subsection 8.1 and SCHEDULE F of the Agreement.

               4.2 CELL SITE SYSTEM INSTALLATION FEES. At Customer's request, CTS will install the initial configuration of Components at a Cell Site in accordance with the terms of the Agreement. In consideration for such installation services, Customer shall pay CTS an amount equal to [*].

          5.   TRAINING FEES.   As partial consideration for the deployment
management Fees described in Subsection 4.1, above, CTS will conduct the initial training sessions specified in Subsection 8.1 and SCHEDULE F of the Agreement for each System. Additional training by CTS will be pursuant to such terms and subject to such Fees as CTS and Customer mutually agree to in writing.

          6. SUPPORT SERVICE FEES. For each System, CTS will offer the support services set forth in the Support Services Agreement (i.e., basic support service options, Cell Site Hardware maintenance options, CTS-Certified Hardware maintenance options, System monitoring options, and software subscription services options), subject to the fees and other charges set forth in such Support Service Agreement and the Schedules attached thereto.

          7. REAL-TIME PREVENTION OF ROAMING CLONING FRAUD. For each System, CTS will offer the services set forth in the Roaming Service Agreement, subject to the fees and other charges set forth in such Roaming Service Agreement and the Schedules attached thereto.

          8. PRETECT-TM- GRAPHICAL USER INTERFACE. CTS and Customer agree that, for each System, CTS will provide up to [*] PreTect-TM- Graphical User Interface connections at no additional charge. For each additional PreTect-TM-Graphical User Interface connection for a System, Customer shall pay CTS a Fee equal to [*].

          9. OTHER FEES. In addition to the Fees described above, Customer agrees to pay CTS for: (i) all reasonable and actual travel, lodging, and other out-of-pocket expenses incurred by CTS in connection with the Agreement; and (ii) all services performed by CTS, other than those services for which CTS's compensation is expressly set forth elsewhere in the Agreement or the Schedules thereto, at the then-current billing rate of the CTS personnel performing such services, plus all expenses incurred by CTS in connection with such services (including without limitation all costs of materials, costs of third-party contractors, and all reasonable and actual travel, lodging, and other out-of-pocket expenses), except as the parties otherwise agree to in writing. CTS's current billing rate for professional services is [*], which charge [*].

          10.  PAYMENT TERMS.



                                                     CTS:     _____________

                                                     CUSTOMER:_____________



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               10.1 COMPONENTS FOR SYSTEMS.

                    10.1.1 GENERAL. Except as otherwise set forth in Subsection 10.1.2, below, for each deployment of Components for a System, CTS will invoice Customer for the Fees described in Subsections 1.1, 2.1, 2.2, and 3, above, as follows: (i) [*] of the aggregate of such Fees upon CTS's delivery of such Components to a common carrier for shipment to Customer (if multiple shipments are made, such aggregate amount shall be paid on a pro rata basis at the time of each shipment); and (ii) the [*] of the aggregate of such Fees upon acceptance under the [*]. Customer shall pay each of such invoices within [*].

                    10.1.2 INITIAL DEPLOYMENT IN NEW YORK METRO MARKET. Except as the parties otherwise agree, for the deployment of Components for the [*] in the New York Metro Market, Customer shall pay the Fees described in Subsections 1.1, 2.1, and 3, above, to CTS as follows:

                         (i) For the Fees applicable to the [*], Customer shall
pay to CTS: (a) [*] of the aggregate of such Fees upon CTS's delivery of Components for such configuration to a common carrier for shipment to Customer (if multiple shipments are made, such aggregate amount shall be paid on a pro rata basis at the time of each shipment); (b) [*] of the aggregate of such Fees upon [*] (I.E., [*]); (c) [*] of the aggregate of such Fees upon [*] (I.E., [*]); and (d) the [*] of the aggregate of such Fees upon [*] (I.E., [*]).

                         (ii) For the Fees applicable to the [*], Customer shall
pay to CTS: (a) [*] of the aggregate of such Fees upon CTS's delivery of Components for such configuration to a common carrier for shipment to Customer (if multiple shipments are made, such aggregate amount shall be paid on a pro rata basis at the time of each shipment); (b) [*] of the aggregate of such Fees upon [*] (I.E., [*]); and (c) the [*] of the aggregate of such Fees upon [*] (I.E., [*]).

                         (iii) For the Fees applicable to [*], Customer shall
pay to CTS: (a) [*] of the aggregate of such Fees upon CTS's delivery of Components for such configuration to a common carrier for shipment to Customer (if multiple shipments are made, such aggregate amount shall be paid on a pro rata basis at the time of each shipment); and (b) the [*] of the aggregate of such Fees upon [*] (i.e., [*].

               10.2 OTHER PAYMENT TERMS. Except as otherwise expressly set forth in the Agreement or any Schedule to the Agreement, CTS will invoice Customer for amounts to be paid thereunder, and Customer will pay such invoice [*].



                                                     CTS:     _____________

                                                     CUSTOMER:_____________



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                                  SCHEDULE B
                                      TO
                    MASTER PURCHASE AND LICENSE AGREEMENT

                          CTS CERTIFIED HARDWARE

          This Schedule contains a list of the Hardware certified by CTS for purchase by Customer from certain Third Parties, approved in advance and in writing by CTS, as more fully described in Subsection 3.2 of the Master Purchase and License Agreement between CTS and Customer. All configurations of such Hardware used for a given System must be approved in advance and in writing by CTS.
     1. Hewlett-Packard 9000 Series Processors and peripheral Hewlett-Packard equipment. The models used for each System will vary depending on the Hardware configuration used for such System.

     2. CISCO Routers and peripheral CISCO equipment. The models used for each System will vary depending on the Hardware configuration used for such System.

     3. X-terminal Workstations (CTS recommends Hewlett-Packard ENVIZEX X-terminal workstations with a minimum of 8 MB of memory). Memory requirements will vary depending on the configuration used for a given System.

     4. Hewlett-Packard LaserJet (IV or above) printer. Printer must carry baseline memory (memory size dependent on model).



                                                     CTS:     _____________

                                                     CUSTOMER:_____________



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                                   SCHEDULE C
                                      TO
                 MASTER PURCHASE AND LICENSE AGREEMENT

                                   MARKETS

This Schedule contains a list of the Markets for purposes of the Master Purchase and License Agreement between CTS and Customer (the "Agreement").

WASHINGTON/BALTIMORE MARKET
 [*]

PHILADELPHIA MARKET
 [*]

ATLANTIC CITY MARKET
 [*]

NEW YORK METRO MARKET
 [*]

PITTSBURGH MARKET
 [*]

MASON, WV MARKET
 [*]

CONNECTICUT/WESTERN MASSACHUSETTS MARKET
 [*]

PITTSFIELD, MA MARKET
 [*]

CHARLOTTE, NC MARKET
 [*]

GREENVILLE, SC MARKET
 [*]

COLUMBIA, SC MARKET
 [*]

LEE, VA MARKET
 [*]

PHOENIX MARKET
 [*]

EL PASO/LAS CRUCES MARKET
 [*]

TUCSON MARKET
 [*]

ALBUQUERQUE MARKET
 [*]

EASTERN MASS./RHODE ISLAND MARKET


MANCHESTER, NH MARKET
 [*]

ALBANY MARKET
 [*]

ORANGE/POUGHKEEPSIE, NY MARKET
 [*]

BURLINGTON, VT MARKET
 [*]



                                                     CTS:     _____________

                                                     CUSTOMER:_____________



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                                  SCHEDULE D
                                      TO
                     MASTER PURCHASE AND LICENSE AGREEMENT

                  INFRASTRUCTURE AND ENVIRONMENTAL REQUIREMENTS

     This Schedule contains the minimum Infrastructure and Environmental Requirements for a System as required pursuant to the Master Purchase and License Agreement between CTS and Customer (the "Agreement"), and may be supplemented by additional Documentation furnished by CTS. All undefined capitalized terms used in this Schedule shall have the meanings ascribed to such terms as set forth in the Agreement.

A.   REGIONAL PROCESSOR (RP) LOCATION

     This location is typically a data center or an equivalent facility that will house computers and routers for processing of data, and will provide network links to the remote Cell Sites. The Regional Processor consists of HP 9000 series computer(s) and CISCO router(s), which are installed in HP manufactured 19" EIA racks. Multiple HP 9000s and CISCO routers are connected to each other via a carrier provided Ethernet network, and can be located in the same data center for efficient data communications and ease of implementation. However, these can be spread out over different locations if needed, and a dedicated network link will be required to connect them together. This location will house a system console for system administration, and may also house an X-terminal for running/monitoring the overall System.

    Markets with high call volumes may require additional Regional Processors. Specific hardware requirements are determined through detailed call volume and sizing analysis. General environmental specifications appear below. These requirements will vary depending on the model of HP 9000 series processor used for a particular System.

REGIONAL PROCESSOR/ROUTER SITE REQUIREMENTS

1. Customer to provide space for each HP cabinet. Each cabinet is 1.6m high, 0.6m wide, and 0.9m deep. (Number of cabinets will depend on the size of Customer's Blackbird-Registered Trademark- Platform RP and Router System).

2.   Customer to provide the following power requirements for each HP cabinet:

     Voltage:            220 Volts AC
     Circuit:            20 amp dedicated
     Phase:              Single
     Receptacle Style:   L6-20R

3. Customer to provide one (1) POTS line (including telephone number for same) and one (1) RJ11 connector to the rack location of each HP 9000 processor to support remote modem access.


                                                     CTS:     _____________

                                                     CUSTOMER:_____________



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4.   Customer to provide DS0 links from Cell Sites multiplexed into T1s through
     DCS, DSX cross connects, or other semi-permanent connections.

5.   Sample Regional Processor  (HP 9000 - K400 Series) Specifications:

     PHYSICAL CHARACTERISTICS/RACKED

 Height     641 mm            1620 mm (63.75 in.)
 Width      440 mm             600 mm (123.75 in.)
 Depth      610 mm             880 mm (34.50 in.)
 EIA Units   17                 32
 Weight    77.1 kg (170 lbs) 295.1 kg (650 lbs) (1 SPU, 3 HA Storage units)

 Clearance Requirements        635 mm (25 in) at rear

     ELECTRICAL SPECIFICATIONS

 Power Requirement            1440 Watts
 VA Rating for UPS loading    750
 Heat Dissipation BTUs/Hr.   4263

     ENVIRONMENTAL SPECIFICATIONS

 Temperature (Operating) +5DEG.  C to +40DEG.  C (41DEG.  F to 104DEG.  F)

 Maximum Rate of Temperature Change     20C/hr without hard media;
                                        10C/hr with DDS DAT tape drive
 Relative Humidity (Operating)          15% to 80% non-condensing,
                                        (max. wet bulb = 26DEG. C)
 Maximum Rate of Humidity Change        30% RH/hr
 Altitude (Operating)                   to 3000 m (10,000 ft) above sea level

     REGULATORY COMPLIANCE

 Electromagnetic Interference           Complies with FCC rules and
                                        regulations, Part 15, Subpart J, as a
                                        Class A computing device. Manufacturers
                                        Declaration to EN55022, class A.
                                        Registered with Japanese VCCI,
                                        class 1.

 Safety                                 UL Listed, CSA Certified, compliant
                                        with EN 60950 and EN 41003.

6.   Customer to provide one (1) 110V AC, 15 AMP power circuit per CISCO router.

7.   Sample CISCO Router (CISCO 7000 and 7010 series) Specifications:


                                                     CTS:     _____________

                                                     CUSTOMER:_____________



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           CISCO 7000                    CISCO 7010
    -  Clearance Requirements
    16" (40.64 cm) at rear               16" (40.64 cm) at rear
    2" (5.08 cm) on either side          2" (5.08 cm) on either side

    -  AC Power Supplies
       700W (3224 Btu/hour)              600W (2661 Btu/hour)

    - DC Power Supplies
   1000W input requirement               800W input requirement
   700W power requirement                600W power requirement
   300W (1024 Btu/hr) heat dissipation   300W (1024 Btu/hr) heat dissipation
   20A (-48 VDC)                         18A (-40 VDC)

   - Input Voltage
   100 to 240 VAC autoranging            100 to 240 VAC autoranging

   - AC current rating
   12A @ 100V; 6A @ 240V                 9A @ 100V; 4A @ 240V

   - Operating temperature
   32 TO 104DEG. F (0 to 40DEG. C)       32 TO 104DEG. F (0 to 40DEG. C)

   - Non-operating temperature range
   -4 to 149DEG. F (-20 to 65DEG. C)    -4 to 149DEG. F (-20 to 65DEG. C)

   - Dimensions (H x W x D)
    19.25 x 17.5 x 25.1"                10.5 x 17.5 x 17"
    (48.9 x 44.45 x 63.75 cm)           (26.67 x 44.45 x 43.18 cm)

   - Weight (average shipping)
    ~145 lb. (~65.76 kg)                ~70 lb. (~31.75 kg)
     with 5 interface processors and 2  with 3 interface processors and 1
     power supplies                     power supply

   - Multi-channel Interface Processor T1 Interface for 48 total DS0 links ~ 2-port T1)
    ~T1 Interface for 48 total DS0
     links

   - Ethernet Interface Processor 4
     Ports
   ~802.3  AUI Ethernet Interface /     ~~802.3  AUI Ethernet Interface

   - Required Cables
   DSX1 to CSU DB-15                     DSX1 to CSU DB-15
   Serial cable for console connection   Serial cable for console connection


B.   CELL SITE SYSTEM (CSS) LOCATIONS

     The Cell Sites will house the CSS, which is a microcomputer based system required for each Cell Site that will be used as part of System. The CSS is contained in a metal enclosure, which is small in size (20" X 24" X 9") and can be rack-mounted or wall-mounted (specify) in the Cell Site. A Customer-provided 56 KB data link from the Cell Site to the Regional Processor is required, which is typically a channel of existing T1 circuits in the carrier network, or a dedicated 56 KB link from the cell site to the Regional Processor location. A dial-up modem, which allows for remote support in the event of a network failure is also integrated inside the CSS enclosure. The modem can either be a land-line modem or cellular modem (specify), and will require land-line or cellular phone service to be activated for each Cell Site. Interdiction module(s) may also be installed in some or all Cell Sites depending on the switch environment.



                                                     CTS:     _____________

                                                     CUSTOMER:_____________



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CSS CELL SITE REQUIREMENTS

1.   Mounting
     - Rack - Customer provided 19" OR 24" (specify) rack with minimum space of 30" in front of the rack for accessibility. Mounting requirements for the CSS is 17 rack units, or 29.75" vertical. (1 rack unit = 1.75").

     - Wall - Customer provided 3/4" fire retardant plywood (28" x 34") at the CSS mounting location with a minimum space of 32" in front of rack for accessibility.

2. The Glare Interdiction method will require an RF Interdiction Module installed at one Cell Site per switch. Both 19" and 24" rack mount options are supported. This will require 2 rack units or about 3.5" vertical in addition to the CSS requirements. Total vertical rack space needed will be 19 rack units or 33.25" if Glare Interdiction is used. If RF interface is required to the cell site antenna distribution system, an additional 2 rack units of space will be required. Both the CSS and the interdiction units should be co-located on the same rack or wall-space; if not additional specialized cabling would be required.

3. The Spoofing Interdiction method will require 2 rack units or about 3.5" vertical. In each Cell Site the spoofing method will require direct RF interface to the cell site antenna distributions systems. This would require another 2 rack units of space. Total vertical rack space needed will be 21 rack units or 36.75" if Spoofing is used. Both the CSS and the interdiction units should be co-located in the same rack or wall-space; if not, additional specialized cabling would be required.

4. CTS-proprietary base band Interdiction Module is a third option for interdiction. This module plugs into the test port of the Ericsson model SRM 882 radio. A module is needed for each voice channel radio within a Cell Site. These modules are cabled to the CSS unit. Therefore, the CSS must be positioned within the Cell Site such that the cabling distance from the CSS to the most distant radio is not more than 50 feet.

5. Customer provided +24 VDC 20 Amp power feed (#10 AWG x 2 Conductor, Cu standard cable) to rack location.

6.   Customer provided  solid core #10 AWG ground strap at rack location.

7. Customer supplied DSU unit that supports RS-232 or RS530 interface communication link to Regional Processor location (56 KB synchronous line). Note: V.35 interface support is available with an additional converter that is not included in the Cell Site System price. See CTS price list under other equipment for V.35 converter for pricing.

8.   CTS provides rack mounting equipment Standard 19" TELCO rack.

9. Cable reach distance between DSU and CSS within 25 ft. A maximum of one additional cable can be supplied (specify).

10. Up to 6 RMC (Receive Multi-Coupler) ports for each sectored or simulcast cell site, and 2 RMC ports for each omni site.


                                                     CTS:     _____________

                                                     CUSTOMER:_____________



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11.  RF cabling from RMC to CSS rack location with dB levels and labeling compliant to cell site equipment manufacturers (CTS) specifications. Cable reach distance between RMC and CSS within 40 ft.

12. Information detailing any special mounting instructions / requirements on a per-site basis.

CSS NETWORK CONNECTIVITY REQUIREMENTS

1. Carrier to provide a 56KBS DDS link from each cell site to the RPC router(s) in the form of as fully populated T1 links as possible.

2. In the event that multiple RPCs are to be deployed, T1 communications links must be provided between all RPC. As a part of the system sizing CTS will provide the number and/or though-put requirements for these links.

3. Specialized data communications equipment at the carrier's facility may require additional programming by the carrier to provide for a clear DS0.

CSS NETWORK CONNECTIVITY RECOMMENDATIONS

At most carrier facilities a DS0 can be obtained from the current T1 link between the cell site and MTSO. The DS0s are then regroomed at the MTSO into T1 links to the ROC router. This capability requires the carrier to have DCS type equipment available for the regrooming.

C.   USER TERMINAL/MONITOR LOCATION(S)

     This location houses X-terminal(s), which provide the user interface for monitoring the Customer System. This can be the same as Regional Processor location or a customer care center in the Customer facility. A Customer-provided ethernet local area network (LAN) or wide area network
(WAN) link to the Regional Processor location is needed for connectivity to the System. This site should also provide a network printer (typically, HP LaserJet IV) that is used for printing reports from the graphical user interface.

WORKSTATION/PRINTER SITE REQUIREMENTS

1. Customer to provide space for a Hewlett-Packard ENVIZEX X-terminal workstation with a 19" 1280 x 1024 color monitor (CTS recommended workstation). Power required for the Hewlett-Packard ENVIZEX X-terminal workstation is 110 Volt AC.

2. Customer to provide ethernet connection to the Regional Processors via local area network or wide area network to selected workstation.

3. Customer to provide desk space and power (110 Volt AC) for Hewlett-Packard LaserJet (IV or above) printer.

4. Customer to provide ethernet connection to the Regional Processors via local area network or wide area network to the printer.



                                                     CTS:     _____________

                                                     CUSTOMER:_____________



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                                  SCHEDULE E
                                      TO
                    MASTER PURCHASE AND LICENSE AGREEMENT

                            ACCEPTANCE TEST PLANS

Attached to this Schedule are the following Acceptance Test Plans described in Subsection 1.1 of the Master Purchase and License Agreement between CTS and Customer (the "Agreement"). Each Acceptance Test Plan has a different purpose and methods to be utilized in testing. For purposes of this Schedule E, all references to "fraud" or "cloning fraud" shall mean cellular telephone cloning fraud within the home market. All undefined terms used in this Schedule shall have the meanings ascribed to such terms in the Agreement.

 Attachment    Description
------------   -----------
Schedule E-1   Standard Acceptance Test Plan
               [*]

Schedule E-2   Acceptance Test Plan [*]
               [*]



                                                     CTS:     _____________

                                                     CUSTOMER:_____________



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                               SCHEDULE E-1
                     STANDARD ACCEPTANCE TEST PLAN

          Set forth below is the CTS Standard Acceptance Test Plan described in Subsection 1.1 of the Master Purchase and License Agreement between CTS and Customer (the "Agreement"). For purposes of this Acceptance Test Plan, all references to "fraud" or "cloning fraud" shall mean cellular telephone cloning fraud within the home market. All undefined terms used herein shall have the meanings ascribed to such terms in the Agreement.

          [*]

Goals:

-    [*]

Method:

[*]

A.  VIEW GRAPHICAL USER INTERFACE (GUI)

Goal:
     [*]

Method:
      -    [*]

Approval:
Carrier Initial ________  Date ________

CTS Initial ___________   Date ________

B. CALL EVENT DATA COLLECTION

Goal:
     -    [*]

Method:
     -    [*]

Deliverable:
     -    [*]

Approval:


                                                     CTS:     _____________

                                                     CUSTOMER:_____________



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Carrier Initial ________  Date ________

CTS Initial ___________   Date ________

C. REPORTS

Goal:
     -    [*]

Method:
          [*]

Deliverable:
     -    [*]

Approval:

Carrier Initial ________  Date ________

CTS Initial ___________   Date ________

D.  CONTROL GROUP PHONE TESTING

D.1  FINGERPRINT ESTABLISHMENT
Goal:
     -    [*]

Method:
     -    [*]

Deliverable:
     -    [*]

Approval:

Carrier Initial ________  Date ________

CTS Initial ___________   Date ________


D.2  VALID CALL TEST

Goal:
     -    [*]




                                                     CTS:     _____________

                                                     CUSTOMER:_____________



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Method:
     -    [*]

Deliverable:
     -    [* ]

Approval:

Carrier Initial ________  Date ________

CTS Initial ___________   Date ________

D.3  COUNTERFEIT CALL TEST

Goal:
     -    [*]

Method:
     -    [*]

Deliverable:
     -    [*]

Approval:

Carrier Initial ________  Date ________

CTS Initial ___________   Date ________

D.4   FALSE NEGATIVE CALL TEST

Goal:
     -    [*]

Method:
     -    [*]

Deliverable:
     -    [*]

Approval:

Carrier Initial ________  Date ________

CTS Initial ___________   Date ________




                                                     CTS:     _____________

                                                     CUSTOMER:_____________



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E  ADDITIONAL CELL SITE VERIFICATION

     -    [*]

E.1 NETWORK CONNECTIVITY

Goal:
     -    [*]

Method:
     -    [*]

Deliverable:
     -    [* ]

Approval:

Carrier Initial ________  Date ________

CTS Initial ___________   Date ________

E.2  VALID CALL TEST

Goal:
     -    [*]

Method:
     -    [*]

Deliverable:
     -    [* ]

Approval:

Carrier Initial ________  Date ________

CTS Initial ___________   Date ________

E.3  COUNTERFEIT CALL TEST

Goal:
     -    [*]

Method:
     [*]




                                                     CTS:     _____________

                                                     CUSTOMER:_____________



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     Deliverable:
     -    [*]

Approval:

Carrier Initial ________  Date ________

CTS Initial ___________   Date ________


F ADDITIONAL REGIONAL PROCESSOR/APPLICATION SERVER ACCEPTANCE TEST

     -    [*]


F.1. NETWORK CONNECTIVITY

Goal:
     -    [*]

Method:
     -    [*]

Deliverable:
     -    [*]

Approval:

Carrier Initial ________  Date ________

CTS Initial ___________   Date ________

F.2 APPLICATION SERVER REPORTING

Goal:
     -    [*]

Method:
     -    [*]

Deliverable:
     -    [*]

Approval:

Carrier Initial ________  Date ________





                                                     CTS:     _____________

                                                     CUSTOMER:_____________



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CTS Initial ___________   Date ________

TERMS & DEFINITIONS

Acronym        Description
-------        -----------
[*]

CSS            Cell Site System

RP             Regional Processor

Formulas
--------
[*]

                           SCHEDULE E-2

                     ACCEPTANCE TEST PLAN [*]

[*]






                                                     CTS:     _____________

                                                     CUSTOMER:_____________



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                                  SCHEDULE F
                                      TO
                   MASTER PURCHASE AND LICENSE AGREEMENT

                             INITIAL TRAINING

     This Schedule contains the initial training classes for the initial deployment of a System in a Market pursuant to the terms of the Master Purchase and License Agreement between CTS and Customer (the "Agreement"). All undefined capitalized terms used in this Schedule shall have the meanings ascribed to such terms as set forth in the Agreement.

     Each of the initial training classes are to be conducted at facilities provided by Customer, in the market where the System is installed. Where a classroom environment is required Customer will need to include adequate space for the number of participants, an overhead transparency projector, and access, within a reasonable distance, to an X-terminal capable of running the System's graphical user interface. Where a Cell Site environment is required, Customer will need to provide adequate space such that the number of participants are able to view, concurrently, demonstrations of Cell Site Hardware installation or repair procedures. Training sessions are to be held during normal business hours (local time), approximately eight hours per day, on concurrent days.

A.   PRETECT-TM- USER TRAINING

     Participant Prerequisite: Previous professional experience within a cellular carrier's operation identifying and/or resolving cases of cellular fraud or working with the carrier's customer care organization.

     Duration:  Approximately four hours, to be conducted in one business day.

     Facilities requirements:  Classroom, as described above.

     Maximum number of participants:  [*]

     Timing: To be conducted after installation of Regional Processor and at least five Cell Site Hardware systems in a market, and end-to-end verification of System functionality by CTS.

     Course Description: This course is targeted at Customer personnel who currently work in the Customer's Fraud or Customer Care organizations. This course shows PreTect-TM- users how to access information and perform tasks using the PreTect-TM- graphical user interface. This includes an overview of the functionality, pre-call detection, and interdiction. Additional training topics include: querying the system by mobile identification number (MIN) and destination, monitoring fingerprints, and generating on-screen and print reports.

B.   CELL SITE SYSTEM TRAINING

     The Cell Site System training will depend on whether Customer elects to have CTS perform installation of Cell Site Components or elects to perform such installation itself, as specified in the Agreement. If Customer elects to have CTS perform such installation, CTS will provide the Cell



                                                     CTS:     _____________

                                                     CUSTOMER:_____________



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     Site System Overview training described below.  If Customer elects to perform such installation itself, CTS will provide the Cell Site System Installation training described below.

     1.   Cell Site System Overview

     Participant Prerequisite: Demonstrated familiarity with PC-type hardware systems. Previous experience working in the cell site environment recommended.

     Duration: Approximately four hours of classroom instruction. Observation of installation of up to three Cell Site hardware systems. Cell site observation to be conducted according to a mutually-agreed-upon schedule.

     Facilities requirements:  Classroom and cell site, as described above.

     Maximum number of participants: Governed by cell site environment restrictions, as described above.

     Timing:  To be conducted at a mutually agreed upon time.

     Course Description: This course is targeted at Customer personnel who currently work supporting the Customer's cell sites. The training includes an overview of CSS hardware infrastructure, training in composition and layout of CTS additions to cell sites, and a basic understanding of network interfaces and problem solving techniques including the cell site relationship to the regional processor.

     2.   Cell Site System Installation

     Participant Prerequisite: Demonstrable skills installing and maintaining PC-type hardware systems. Previous experience working in the cell site environment recommended. [*]

     Duration:  Approximately four hours of classroom instruction.
     Participation in installation of at least five Cell Site hardware systems, with the Cell Sites selected including a representative sample of the possible interfacing requirements (RF connection and networking). Cell site training to be conducted according to a mutually-agreed-upon schedule.

     Facilities requirements:  Classroom and cell site, as described above.

     Maximum number of participants: Governed by cell site environment restrictions, as described above.

     Timing: To be conducted after installation of Regional Processor, unless the parties otherwise agree to in writing.

     Course Description: This course is targeted at Customer personnel who currently work supporting the Customer's cell sites. This includes an overview of CSS hardware infrastructure, proper handling and installation of CSS components, and a basic understanding of network interfaces and problem solving techniques.




                                                     CTS:     _____________

                                                     CUSTOMER:_____________



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     Course Requirement:  This CTS training session is required for all Customer personnel who will be performing installation of Cell Site System hardware at Cell Sites, until CTS makes available a "Train the Trainer" program to enable Customer to train its own personnel for the installation of Cell
     Site System hardware. When available, participation in the "Train the Trainer" program will be required for up to two designated Installation Trainers for Customer. Upon CTS certification, such Installation Trainers will be responsible for training Customer personnel in accordance with the CTS-provided curriculum for Cell Site System Installation Training, and for maintaining Installation Trainer certification in accordance with CTS re-certification requirements. CTS will provide such "Train the Trainer" program on such terms and for such training fees as CTS and Customer mutually agree to in writing.





                                                     CTS:     _____________

                                                     CUSTOMER:_____________



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                                 SCHEDULE G
                                      TO
                    MASTER PURCHASE AND LICENSE AGREEMENT

                  TECHNICAL MANAGERS - OVERALL COORDINATION


CTS TECHNICAL MANAGERS:

Primary:  [*]
          Cellular Technical Services Company, Inc.
          2401 Fourth Avenue, Suite 808
          Seattle, Washington  98121
          [*]

Back Up:  [*]
          Cellular Technical Services Company, Inc.
          2401 Fourth Avenue, Suite 808
          Seattle, Washington  98121
          [*]

CUSTOMER TECHNICAL MANAGERS:

Primary:  [*]
          180 Washington Valley Road
          Bedminster, New Jersey  07921
          [*]

Back Up:  [*]
          180 Washington Valley Road
          Bedminster, New Jersey  07921
          [*]




                                                     CTS:     _____________

                                                     CUSTOMER:_____________



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                                  SCHEDULE H
                                      TO
                   MASTER PURCHASE AND LICENSE AGREEMENT

                                SPECIFICATIONS

     This Schedule contains the functional Specifications for a System as required by the Master Purchase and License Agreement between CTS and Customer (the "Agreement"). All undefined capitalized terms used in this Schedule shall have the meanings ascribed to such terms as set forth in the Agreement. Each overall System is comprised of one or more Regional Processor Systems and Cell Site Systems.

            BLACKBIRD-Registered Trademark- PLATFORM AND PRETECT-TM-
                      APPLICATION FUNCTIONAL OVERVIEW

Together, the Blackbird-Registered Trademark- Platform and PreTect-TM- form a home market cloning prevention solution, in which the Blackbird-Registered Trademark- Platform collects cellular phone data that PreTect-TM- measures and uses to interdict analog cellular phone cloning attempts in real time.

BLACKBIRD-Registered Trademark- PLATFORM OVERVIEW

The Blackbird-Registered Trademark- Platform is the data collection and storage platform for CTS's real time cellular fraud prevention applications.

Using hardware and software at the Cell Site System (CSS) and Regional Processor
(RP), the Blackbird-Registered Trademark- Platform collects and stores the following cellular call data that form a cellular call event signature, or "fingerprint":

     - Radio frequency (RF) transmission characteristics: The subtle differences between different cellular phones' RF signatures.
     - Mobile Identification Number (MIN): The unique phone number assigned a cellular phone.
     - Electronic Serial Number (ESN): The unique number programmed into a cellular phone during the manufacturing process.
     -    [*]

CTS designed the Blackbird-Registered Trademark- Platform as a platform for delivery of a modular system of cellular fraud prevention applications. The Blackbird-Registered Trademark- Platform Application Programming Interface (API) facilitates seamless integration of current and future CTS products to meet the changing fraud prevention requirements of its customers.

PRETECT-TM- OVERVIEW

PreTect-TM- is the real time cloning detection and interdiction application designed to function on the Blackbird-Registered Trademark- Platform. PreTect-TM- works to prevent cloning fraud.




                                                     CTS:     _____________

                                                     CUSTOMER:_____________



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Over time, PreTect-TM- uses the information collected and stored by the
Blackbird-Registered Trademark- Platform to build a unique fingerprint for each analog cellular phone. PreTect-TM- also measures each call attempt transmitted to a cell site against this fingerprint. This real time measurement process allows PreTect-TM- to quickly determine whether the attempt originated from a cloned analog cellular phone.

     Users access PreTect-TM- through a Graphical User Interface on Hewlett
          Packard X-terminals or IBM PC-compatible computers running X-terminal emulation software. Through the graphical user interface, users can [*]

Through the graphical user interface, users can configure PreTect-TM- to meet the needs of daily operations on their cellular network:

     -    [*]

Finally, [*]. This allows customer service and fraud prevention departments to better utilize the data storage and analysis capabilities of the Blackbird-Registered Trademark- Platform/PreTect-TM- system:

     -    [*]

SYSTEM HARDWARE OVERVIEW

The Blackbird-Registered Trademark- Platform/PreTect-TM- system includes the following hardware systems:

The Regional Processor(s) complex consists of one or more Regional Processors, routers and other hardware necessary to store cellular call data and maintain connectivity between the Cell Site System and regional processor system.

     - Regional Processor: Typically a Hewlett Packard 9000 series processor running the HP-UX operating system.
     - Router: Typically a CISCO 7000 series router used to provide TCP/IP Ethernet connectivity between the regional processor and each cell site.

The Blackbird-Registered Trademark- Platform and PreTect-TM- software work with the regional processor system to provide real-time call data collection, storage and reporting. In addition, the Blackbird-Registered Trademark- Platform's distributed real-time message processing allows distribution of fingerprint data among multiple regional processor systems in large markets.

The Cell Site System (CSS) consists of the cell site processor, radios and other equipment necessary to collect cellular call data, communicate with the regional processor system and shut down, or interdict, cloning attempts. One CSS is required for each cell site that uses the Blackbird-Registered Trademark-Platform/PreTect-TM- system.

     - Cell Site Processor (CSP): An industry-standard PC housed in an industrial-grade metal enclosure, with a cellular modem for remote network troubleshooting.
     - Radio: Cellular radios which collect cellular call data directly from the cell site antenna and transmit that data to the CSP without interrupting cell site call traffic.




                                                     CTS:     _____________

                                                     CUSTOMER:_____________



MASTER PURCHASE AND LICENSE AGREEMENT                                  PAGE 46

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     -    Interdiction module: Hardware unit that performs interdiction of cloning attempts upon command from the CSP. The interdiction module will vary depending on the Customer's infrastructure type.

Blackbird-Registered Trademark- and PreTect-TM- software work with the CSS to gather home market cellular call characteristics, relay information regarding those characteristics to the regional processor when necessary, and perform interdiction of cloning attempts.

BLACKBIRD-Registered Trademark- PLATFORM/PRETECT-TM- PROCESS OVERVIEW

This diagram follows a cellular call attempt through the Blackbird-Registered Trademark- Platform/PreTect-TM- system:

[FLOW CHART]




                                                     CTS:     _____________

                                                     CUSTOMER:_____________



MASTER PURCHASE AND LICENSE AGREEMENT                                  PAGE 47

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                                  SCHEDULE I
                                      TO
                    MASTER PURCHASE AND LICENSE AGREEMENT

                          NONDISCLOSURE AGREEMENT


Attached to this Schedule is a copy of the Nondisclosure Agreement dated as of August 27, 1996, between Cellular Technical Services Company, Inc. and Cellco Partnership.



                                                     CTS:     _____________

                                                     CUSTOMER:_____________



MASTER PURCHASE AND LICENSE AGREEMENT                                  PAGE 48

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                BILATERAL NONDISCLOSURE AGREEMENT

     This Agreement is made as of August 27, 1996 by and between CELLULAR TECHNICAL SERVICES COMPANY, INC. ("CTS") having its offices at 2401 Fourth Avenue, Suite 808, Seattle, Washington 98121, and CELLCO PARTNERSHIP, a Delaware general partnership d/b/a BELL ATLANTIC NYNEX MOBILE ("Company") having its offices at 180 Washington Valley Road, Bedminster, New Jersey 07921.

                             RECITALS

     A. CTS and Company each posses certain information which is not generally available to the public, and which is proprietary to such party or considered by such party to be confidential or trade secret.

     B. In connection with a proposed or existing business relationship between the parties, and during the performance of any resulting agreement between the parties, either party may disclose certain information to the other party which is proprietary to the disclosing party or considered by the disclosing party to be confidential or trade secret.

     C. The parties wish to protect such proprietary and confidential information from disclosure to third parties and to prevent use or disclosure thereof except as authorized in accordance with this Agreement or otherwise in writing.

          NOW, THEREFORE, CTS and Company agree as follows:

          1. CONFIDENTIAL INFORMATION. "Confidential Information" means any type of information, data, or knowledge which is disclosed at any time from one party hereto (the "Disclosing Party") to the other party hereto (the "Receiving Party") which is not generally known to the public and which is proprietary to the Disclosing Party or considered by the Disclosing Party to be confidential or trade secret, regardless of the form of disclosure (e.g., whether written, oral, graphic, electronic, or visual), the date of disclosure (e.g., whether before, on, or after the date of this Agreement), or the party through whom disclosure is made (e.g., whether direct or indirect disclosure). "Confidential Information" includes without limitation all technical information, customer information, financial information, business plans or projections, marketing information, and any other information relating to the past, present, or future business operations or financial condition of the Disclosing Party.

          2.   NONDISCLOSURE; RESTRICTED USE.

               2.1 The Receiving Party shall hold all Confidential Information of the Disclosing Party in strictest trust and confidence. The Receiving Party shall not, during the term of this Agreement, disclose or permit to be disclosed through the Receiving Party to any person, entity or governmental body, or personnel thereof, or use other than as expressly permitted by this Agreement, any Confidential Information of the Disclosing Party. Notwithstanding the preceding sentence, the Disclosing Party consents in advance to the disclosure of its Confidential Information to those employees of the Receiving Party necessary to perform the obligations of the Receiving Party under the agreements described in the Recitals, above, provided that the Receiving Party shall ensure that each such person maintains the confidentiality of the Disclosing Party's Confidential Information disclosed to him or her.





BILATERAL NONDISCLOSURE AGREEMENT                                 PAGE 1

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               The obligations of the Receiving Party set forth in Section 2.1 shall not apply to any Confidential Information of the Disclosing Party which:

                    2.2.1 Was in the public domain at the time of the Disclosing Party's communication thereof to the Receiving Party;

                    2.2.2 Enters the public domain through no fault of the Receiving Party subsequent to the time of the Disclosing Party's communication thereof to the Receiving Party;

                    2.2.3 Was in the Receiving Party's possession free of any obligation of confidentiality to the Disclosing Party at the time of the Disclosing Party's communication thereof to the Receiving Party (as can be shown from tangible evidence in the form of ordinary business records normally kept and in existence at the time of the disclosure);

                    2.2.4 Is developed by the Receiving Party completely independent from the Confidential Information of the Disclosing Party (as can be shown from tangible evidence in the form of ordinary business records normally kept and in existence at the time of the disclosure); or

                    2.2.5 Is required by law or regulation to be disclosed, but only to the extent and for the purpose of such required disclosure after providing the Disclosing Party with advance written notice if reasonably possible such that the Disclosing Party is afforded an opportunity to contest the disclosure.

               2.3 The Receiving Party shall have the burden of proving the existence of any of the exceptions described in Section 2.2 above.

          3. CONFIDENTIAL INFORMATION DISCLOSING PARTY'S PROPERTY. The Confidential Information of the Disclosing Party shall be and remain the exclusive property of the Disclosing Party. The Receiving Party shall not take or use any materials, records, or media of any nature that contain Confidential Information of the Disclosing Party or that belong to the Disclosing Party without the express written consent of the Disclosing Party, and, upon request by the Disclosing Party, the Receiving Party shall deliver to the Disclosing Party all of same in the Receiving Party's possession, custody or control, and the Receiving Party shall not retain any copies thereof.

          4. STANDARD OF CONFIDENTIALITY PROTECTION. At all times, the Receiving Party will protect the confidentiality of the Disclosing Party's Confidential Information. The minimum standard for protection thereof shall be that degree of protection, and those measures intended to implement such protection, as the Receiving Party affords its own most secret or highly confidential information, but in any event no lesser standard than that which a reasonable person would utilize with respect to trade secrets or highly confidential information.

          5. REMEDY FOR BREACH. The parties hereto recognize and agree that money damages are an inadequate remedy for breach of this Agreement by the Receiving Party and further recognize that breach of this Agreement by the Receiving Party would result in irreparable harm to the Disclosing Party. Therefore, in the event of a breach or threatened breach by the Receiving Party of this Agreement, the Receiving Party may be enjoined from engaging in any activity prohibited by this Agreement by injunction issued by a court of competent jurisdiction. In the event any court of competent jurisdiction determines any provision herein is too broad to enforce as written, either as to time or geographical area or otherwise, such court is authorized and directed by the parties hereto to construe,




BILATERAL NONDISCLOSURE AGREEMENT                                 PAGE 2

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modify or reform such provision to the extent reasonably necessary to make such provision enforceable. Nothing herein shall be construed as prohibiting the Disclosing Party from pursuing any other remedies available to it for such breach or threatened breach of this Agreement, including the recovery of damages.

          6.   MISCELLANEOUS.

               6.1 TERM. This Agreement shall be effective as of the date first written above and shall remain in effect for a period of five (5) years thereafter. All obligations of the Receiving Party under this Agreement shall survive the termination of this Agreement with respect to Confidential Information of the Disclosing Party disclosed to the Receiving Party prior to termination of this Agreement.

               6.2 GOVERNING LAW. This Agreement shall be interpreted and governed in accordance with the laws of the state of New York.

               6.3 NO FURTHER OBLIGATION. Nothing in this Nondisclosure Agreement shall obligate either party to enter into or to refrain from entering into any further agreement or negotiation with the other party or with any third party.

               6.4 ENTIRE AGREEMENT; AMENDMENTS. This Agreement together with all exhibits or schedules attached to this Agreement: (a) contains the entire understanding between the parties with respect to the safeguarding of Confidential Information; and (b) supersedes all prior communications and understandings between the parties with respect thereto. This Agreement may be modified, supplemented and/or amended only by a writing signed by authorized representatives of both CTS and Company.


          EXECUTED as of the date first set forth above by authorized representatives of Company and CTS.

COMPANY:                               CTS:

CELLCO PARTNERSHIP                     CELLULAR TECHNICAL SERVICES
By Bell Atlantic NYNEX Mobile, Inc.    COMPANY, INC.
Its Managing General Partner

By  /s/ Richard J. Lynch               By  /s/ Robert P. Dahut
   ---------------------                   -------------------
        Richard J. Lynch                       Robert P. Dahut
------------------------               -----------------------
Print Name                             Print Name

Exec. V.P. & Chief Tech. Officer       President & Chief Operating Officer
--------------------------------       -----------------------------------
Title                                  Title

Company's Address for Notices:         CTS's Address for Notices:
-------------------------------        -----------------------------------
180 Washington Valley Road             2401 Fourth Avenue, Suite 808
Bedminster, New Jersey  07921          Seattle, Washington  98121
Attention: E.V.P. -                    Attention: Legal Department
 Chief Technical Officer





BILATERAL NONDISCLOSURE AGREEMENT                                 PAGE 3

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Telefax: (908) 306-6836                Telefax: (206) 443-1550

With a copy to:

180 Washington Valley Road
Bedminster, New Jersey  07921
Attention: Legal Department
Telefax: (908) 306-6836



BILATERAL NONDISCLOSURE AGREEMENT                                 PAGE 4

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                                  SCHEDULE J
                                      TO
                     MASTER PURCHASE AND LICENSE AGREEMENT

                    NONDISCRIMINATION COMPLIANCE AGREEMENT


Attached to this Schedule is a copy of the Customer's standard form of Nondiscrimination Compliance Agreement.



                                                     CTS:     _____________

                                                     CUSTOMER:_____________



MASTER PURCHASE AND LICENSE AGREEMENT                                 PAGE 49

[LOGO]

                     NON-DISCRIMINATION COMPLIANCE AGREEMENT

    To the extent that this contract is subject to them, Contractor shall comply with the applicable provisions of the following: Exec. Order No. 11246, Exec. Order No. 11625, Exec. Order No. 12138, Exec. Order No. 11701, Exec. Order No. 11758, Section 503 of the Rehabilitation Act of 1973, Section 402 of the Vietnam Era Veterans' Readjustment Assistance Act of 1974 and the rules, regulation and relevant Orders of the Secretary of Labor pertaining to the Executive Orders and Statutes listed above. The following table describes the clauses which are included in the contract.

        ANNUAL CONTRACT VALUE       CLAUSES
        ---------------------       -------
        Under $2,500                5*
        $2,500-$10,000              5*8
        $10,000-$50,000             1,2,5*,6,7,8,9
        $50,000-$500,000            1,2,3**,4**,5,6,7,8,9
        Over $500,000               1,2,3**,4**,5,6,7,8,9***

1.  Equal Employment Opportunity Provisions

    In accordance with executive Order 11246, dated September 24, 1965, and Subpart 22.8 of Subchapter D of Chapter 1 of Title 48 of the Code of Federal Regulations as may be amended from time to time, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of government contracts and subcontracts.

2.  Certification of Non-Segregated Facilities

    The Contractor certifies that it does not and will not maintain any facilities it provides for its employees in a segregated manner, or permit its employees to perform their services at any location under its control where segregated facilities are maintained; and that it will obtain a similar certification prior to the award of any nonexempt subcontract.

3.  Certification of Affirmative Action Program

    The Contractor affirms that it has developed and is maintaining an Affirmative Action Plan as required by Subpart 22.8 of Subchapter D of Chapter 1 of Title 48 of the Code of Federal Regulations.

4.  Certification of Filing of Employer Information Reports

    The Contractor agrees to file annually on or before the 31st day of March complete and accurate reports on Standard Form 100 (EE0-1) or such forms as may be promulgated in its place.

5. Utilization of Small Business Concerns and Small Disadvantaged Business Concerns

    (a) it is the policy of the United States that small business concerns and small business concerns owned and controlled by socially and economically disadvantaged individuals shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency.

    (b) The Contractor hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. The Contractor further agrees to cooperate in studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of the Contractor's compliance with this clause.

    (c) As used in this contract, the term "small business concern" shall mean a small business as defined pursuant to section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto. The term "small business concern owned and controlled by socially and economically disadvantaged individuals" shall mean a small business concern-

        (1) Which is at least 51 percent owned by one or more socially and economically disadvantaged individuals; or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more socially and economically disadvantaged individuals; and

        (2) Whose management and daily business operations are controlled by one or more of such individuals.

    The Contractor shall presume that socially and economically disadvantaged individuals include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Asian-Indian Americans and other minorities, or any other individual found to be disadvantaged by the Administration pursuant to section 8(a) of the Small Business Act.

    (d) Contractors acting in good faith may rely on written representations by their subcontractors regarding their status as either a small business concern or a small business concern owned and controlled by socially and economically disadvantaged individuals.

6.  Utilization of Women-Owned Small Businesses

    (a) "Women-owned small business," as used in this clause, means businesses that are at least 51 percent owned by women who are United States citizens and who also control and operate the business.

    "Control," as used in this clause, means exercising the power to make policy decisions.

    "Operate," as used in this clause, means being actively involved in the day-to-day management of the business.

    (b) It is the policy of the United States that women-owned small businesses shall have the maximum practicable opportunity to participate in performing contracts awarded by any Federal agency.

    (c) The Contractor agrees to use its best efforts to give women-owned small businesses the maximum practicable opportunity to participate in the subcontracts it awards to the fullest extent consistent with the efficient performance of its contract.

7. Affirmative Action for Special Disabled Veterans and Veterans of the Vietnam Era

    In accordance with Exec. Order 11701, dated January 24, 1973, and Subpart
22.13 of Subchapter D of Chapter 1 of Title 48 of the Code of Federal Regulations, as may be amended from time to time, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of Government contracts and subcontracts.

8.  Affirmative Action for Handicapped Workers

    In accordance with Exec. Order 11701, dated January 24, 1973, and Subpart
22.14 of Subchapter D of Chapter 1 of Title 48 of the Code of Federal Regulations, as may be amended from time to time, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of Government contracts and subcontracts.

9.  Employment Reports on Special Disabled Veterans and Veterans of the
    Vietnam Era

    (a) The contractor agrees to report at least annually, as required by the Secretary of Labor, on:

        (1) The number of special disable veterans and the number of veterans of the Vietnam era in the workforce of the contractor by job category and hiring location; and

        (2) The total number of new employees hired during the period covered by the report, and of that total, the number of special disabled veterans, and the number of veterans of the Vietnam era.

    (b) The above items shall be reported by completing the form entitled "Federal Contractor Veterans' Employment Report VETS-100."

    (c) Reports shall be submitted no later than March 31 of each year beginning March 31, 1968.

    (d) The employment activity report required by paragraph (a)(2) of this section shall reflect total hires during the most recent 12-month period as of the ending date selected for the employment profile required by paragraph
(a) (1) of this section. Contractors may select an ending date: (1) as of the end of any pay period during the period January through March 1st of the year the report is due, or (2) as of December 31, if the contractor has previous written approval from the Equal Employment Opportunity Commission to do so for purposes of submitting the Employer Information Report EEO-1 (Standard Form 100).

    (e) The count of veterans reported according to paragraph (a) above shall be based on voluntary disclosure. Each contractor subject to the reporting requirements at 38 U.S.C. 2012(d) shall invite all special disabled veterans and veterans of the Vietnam era who wish to benefit under the affirmative action program at 38 U.S.C. 2012 to identify themselves to the contractor. The invitation shall state that the information is voluntarily provided, that the information will be kept confidential, that disclosure or refusal to provide the information will not subject the applicant or employee to any adverse treatment, and that the information will be used only in accordance with the regulations promulgated under 38 U.S.C. 2012. Nothing in this paragraph (e) shall preclude an employee from informing a contractor at a future time of his or her desire to benefit from this program. Nothing in this paragraph (e) shall relieve a contractor from liability for discrimination under 38 U.S.C. 2012.

     * Applies only if contract has further subcontracting opportunities.

    ** Applies only to businesses with 50 or more employees.

   *** Contractor must also adopt and comply with a small business and small disadvantaged business subcontracting plan pursuant to Title 48 of the Code of Federal Regulations.